Exhibit 10.98

FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT

THIS FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT (this “Amendment”), dated as of July 12, 2024, is entered into by and among SOLUNA AL CLOUDCO, LLC, a Delaware limited liability company (the “Company”), SOLUNA CLOUD, INC., a Nevada corporation (“Cloud”), SOLUNA HOLDINGS, INC., a Nevada corporation (“Holdings” and, along with Cloud, each a “Guarantor” and together the “Guarantors” and, each Guarantor along with the Company, each a “Note Party” and together the “Note Parties”), GREENCLOUD PARTNERS, LLC (f/k/a GREEN CLOUD HOLDINGS, LLC), a Delaware limited liability company (“GreenCloud”), in its capacity as “Investor” under the Existing Note Purchase Agreement (as defined below) (in such capacity, the “Existing Investor”) and in its capacity as “Administrative Agent” under the Amended Note Purchase Agreement (as defined below) (in such capacity, the “Administrative Agent”) and each of the persons named on Annex A hereto as a “New Investor” (each, a “New Investor” and, together with the Existing Investor, collectively, the “Investors” and, each, an “Investor”). Capitalized terms not defined herein shall have the meanings ascribed to such terms in the Existing Note Purchase Agreement (as defined below).

WHEREAS, each Note Party and the Existing Investor are parties to that certain Note Purchase Agreement dated as of June 20, 2024 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Note Purchase Agreement” and as the Existing Note Purchase Agreement is amended and modified by this Amendment, the “Amended Note Purchase Agreement”), pursuant to which, among other things, the Company has issued in favor of the Existing Investor a promissory note dated as of June 20, 2024 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Closing Date Note”) in a principal amount equal to Twelve Million Five Hundred Thousand Dollars ($12,500,000);

WHEREAS, the Company has advised the Closing Date Investor that it desires to issue in favor of the New Investors additional promissory notes under the Amended Note Purchase Agreement (each, a “First Amendment Date Note” and, together with the Closing Date Note, collectively, the “Notes” and, each, a “Note”) in the respective principal amounts set forth on Annex A hereto;

WHEREAS, the Company has requested that the Closing Date Investor amend the Existing Note Purchase Agreement to (i) include each New Investor as an “Investor” thereunder, (ii) permit the issuance of the First Amendment Date Notes in favor of the New Investors thereunder (iii) appoint GreenCloud as the Administrative Agent for the Investors thereunder and (iv) amend certain other terms and provisions thereof; and

WHEREAS, the Existing Investor is willing to so amend the Existing Note Purchase Agreement, in each case, solely on the terms and conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1

AMENDMENTS TO EXISTING NOTE PURCHASE AGREEMENT

1.1 The Existing Note Purchase Agreement (excluding the schedules and exhibits thereto) is hereby amended (a) to delete the stricken text (indicated textually in the same manner as the following examples: ~~stricken text~~ and ~~stricken text~~) and (b) to add the double-underlined text (indicated textually in the same manner as the following examples: double-underlined text and double-underlined text), in each case, as set forth in the marked copy of the Existing Note Purchase Agreement attached hereto as Attachment 1 hereto and made a part hereof for all purposes. The Existing Note Purchase Agreement, as so marked, is hereby deemed to be the Amended Note Purchase Agreement.

1.2 Exhibit B to the Existing Note Purchase Agreement is hereby deleted in its entirety and replaced with Exhibit B hereto.

1.3 Exhibits C, D, E, F, G, H, I, J, K, L and M to the Existing Note Purchase Agreement are hereby deleted in their entirety.

SECTION 2

REPRESENTATIONS AND WARRANTIES

Each Note Party hereby represents and warrants to the Investors as of the date hereof that:

2.1 Due Authorization, etc. The execution and delivery of this Amendment and the performance of each Note Party’s obligations under the Amended Note Purchase Agreement are duly authorized by all necessary corporate or limited liability company, as applicable, action, do not require any filing or registration with or approval or consent of any governmental agency or authority, and do not (a) contravene or constitute a default under any provision of law or any judgment, injunction, order or decree binding upon such Note Party or any provision of such Note Party’s organizational documents (e.g., charter, certificate or articles of incorporation and by-laws, certificate or articles of association and operating agreement, partnership agreement, or other similar organizational documents), (b) contravene or constitute a default under any covenant, indenture or agreement of or affecting such Note Party or any of its property, in each case where such contravention or default, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Change of such Note Party, or (c) result in the creation or imposition of any lien on any property of such Note Party other than the liens pursuant to the Note Documents.

2.2 Validity. This Amendment has been duly executed and delivered by each Note Party. The Amended Note Purchase Agreement constitutes valid and binding obligations of such Note Party enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

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2.3 Representations and Warranties. The representations and warranties contained in Section 2 of the Existing Note Purchase Agreement are true and correct in all material respects (except for those that are qualified by “materiality” or “Material Adverse Change”, in which case such representations and warranties shall have been true and correct in all respects) on the date of this Amendment, except to the extent that such representations and warranties (a) solely relate to an earlier date or (b) have been changed by circumstances permitted by the Amended Note Purchase Agreement.

2.4 Absence of Defaults. No Event of Default has occurred or is occurring as of the date hereof.

SECTION 3

CONDITIONS PRECEDENT

This Amendment shall become effective upon satisfaction of all of the following conditions precedent:

3.1 Receipt of Documents. The Administrative Agent and each applicable Investor shall have received all of the following:

(a) Amendment. A counterpart original of this Amendment duly executed by each Note Party, each Investor and the Administrative Agent.

(b) First Amendment Date Notes. A First Amendment Date Note duly executed by the Company in favor of each New Investor, substantially in the form attached as Exhibit B to the Amended Note Purchase Agreement, in a principal amount equal to the amount set forth opposite such New Investor’s name on Annex A hereto.

(c) First Amendment Date Warrants. Duly executed copies of the Warrants to be issued by Cloud to the New Investors, in the forms attached as Exhibit A hereto.

(d) New Investor Joinder to Shareholder Documents. A duly executed copy of the joinder agreement pursuant to which each New Investor will join as a party to the Shareholders’ Agreement, in the form attached as Exhibit C hereto.

(e) Amendments to Note Documents. Duly executed copies of each of the amendments to the Note Documents attached as Exhibit D hereto.

(f) Other. Such other documents as the Administrative Agent may reasonably request.

3.2 Representations and Warranties. Each of the representations and warranties set forth in Section 3 of this Amendment shall be true and correct in all material respects.

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SECTION 4

MISCELLANEOUS

4.1. Administrative Agent. Each of the Investors party hereto hereby consents to the appointment of GreenCloud as the Administrative Agent for the Investors under the Note Purchase Agreement and the other Note Documents, and GreenCloud hereby accepts such appointment, in accordance with the terms and conditions set forth in Section 14 of the Amended Note Purchase Agreement.

4.2 Joinder of New Investors. Each of the New Investors party hereto hereby agrees to join the Amended Note Purchase Agreement as an “Investor” thereunder, bound by each of the terms, conditions and obligations applicable to it as an “Investor” thereunder and the other Note Documents.

4.3 Documents Remain in Effect. Except as amended and modified by this Amendment and the exhibits attached hereto, the Existing Note Purchase Agreement and the documents executed pursuant to the Existing Note Purchase Agreement remain in full force and effect and each Note Party hereby ratifies, adopts and confirms the terms and conditions of the Existing Note Purchase Agreement and the documents executed pursuant to the Existing Note Purchase Agreement and all of its obligations and liabilities thereunder.

4.4 Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. One or more counterparts of this Amendment may be delivered by facsimile or by .pdf, .tif, .gif, .peg or similar attachment to electronic mail, and any such counterparts shall have the same effect as an original executed counterpart hereof, and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. The words “execution,” “signed,” “signature,” and words of like import in this Amendment (or in any amendment, waiver, consent, joinder or supplement hereto or any other document delivered hereunder or thereunder) shall be deemed to include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “.pdf”, “.tif” or “.jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, or the Uniform Electronic Transactions Act.

4.5 Headings. Headings used in this Amendment are for convenience of reference only, and shall not affect the construction of this Amendment.

4.6 Expenses. The Company agrees to pay all out-of-pocket costs and expenses reasonably incurred by the Administrative Agent (including reasonable and documented attorneys’ fees) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith.

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4.7 Governing Law; Jurisdiction and Venue; Waiver of Jury Trial; Arbitration.

(a) This Amendment shall be governed by the internal laws of the State of Delaware, without regard to conflict of law principles that would result in the application of any law other than the law of the State of Delaware. Subject to clause (c) of this Section 4.7, each of the parties hereto irrevocably submits to the non-exclusive jurisdiction of the state and federal courts located in the State of Delaware over any suit, action or proceeding arising out of or relating to this Amendment.

(b) EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG ANY OF THEM ARISING OUT OF, CONNECTED WITH, RELATING TO OR INCIDENTAL TO THE RELATIONSHIP BETWEEN THEM IN CONNECTION WITH THIS AMENDMENT.

(c) Except for claims, disputes and controversies that are not subject to arbitration by applicable law, any and all claims, disputes and controversies between or among the parties hereto, whether in tort, contract or otherwise, arising out of or relating to this Amendment shall, upon demand by any party, be determined by binding arbitration in the State of Delaware (or such other location as the parties mutually agree). The arbitration shall be administered by JAMS pursuant to its Expedited Arbitration Procedures then in effect (or any other form of arbitration mutually acceptable to the parties so involved). Judgment on the award may be entered in any state or federal court having jurisdiction in the State of Delaware.

4.8 Severability. If any provision of this Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction.

4.9 Successors. The terms and conditions of this Amendment shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties hereto.

4.10 Entire Agreement. This Amendment constitutes the entire agreement of the respective parties with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous understandings, whether written or oral.

[signature page attached]

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

NOTE PARTIES:

SOLUNA AL CLOUDCO, LLC

By:	/s/ John Belizaire
Name:	John Belizaire
Title:	CEO

SOLUNA HOLDINGS, INC.

By:	/s/ John Belizaire
Name:	John Belizaire
Title:	CEO

SOLUNA CLOUD, INC.

By:	/s/ John Belizaire
Name:	John Belizaire
Title:	CEO

[signature pages continue on the following page]

[Signature Page to First Amendment to Note Purchase Agreement (Soluna Cloud)]

ADMINISTRATIVE AGENT:

GREENCLOUD PARTNERS, LCC
(f/k/a GREEN CLOUD HOLDINGS, LLC)

By:	Cincinnatus Management, LLC, as its Managing Member

By:	/s/ David Altshuler
Name:	David Altshuler
Title:	CEO

CLOSING DATE INVESTOR:

GREENCLOUD PARTNERS, LCC
(f/k/a GREEN CLOUD HOLDINGS, LLC)

By:	Cincinnatus Management, LLC, as its Managing Member

By:	/s/ David Altshuler
Name:	David Altshuler
Title:	CEO

[signature pages continue on the following page]

[Signature Page to First Amendment to Note Purchase Agreement (Soluna Cloud)]

NEW INVESTORS

ALPHA CAPITAL ANSTALT

By:	/s/ Nicola Feuerstein
Name:	Nicola Feuerstein
Title:	Director

OSHER CAPITAL PARTNERS LLC

By:	/s/ Ari Kluger
Name:	Ari Kluger
Title:	Manager

DEBT PARTICIPATION 26 LLC

By:	/s/ David Obstfeld
Name:	David Obstfeld
Title:	Managing Member

 [Signature Page to First Amendment to Note Purchase Agreement (Soluna Cloud)]

Annex A

New Investors	Principal Amount of First Amendment Date Note
Alpha Capital Anstalt	$500,000
Osher Capital Partners LLC	$500,000
Debt Participation 26, LLC	$250,000
Total	$1,250,000

EXHIBIT A

FORM OF FIRST AMENDMENT DATE WARRANT

[SEE ATTACHMENT]

EXECUTION VERSION

THIS WARRANT (AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT) ARE SUBJECT TO A SHAREHOLDERS’ AGREEMENT, DATED AS OF JUNE 20, 2024 (AS AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE “SHAREHOLDERS’ AGREEMENT”), AMONG THE COMPANY, THE ORIGINAL HOLDER OF THIS WARRANT, AND CERTAIN OTHER PARTIES, A COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE COMPANY. BY ACCEPTING ANY INTEREST IN SUCH SECURITIES, THE PERSON ACCEPTING SUCH INTEREST WILL BE DEEMED TO AGREE TO AND WILL BECOME BOUND BY ALL OF THE PROVISIONS OF SAID SHAREHOLDERS’ AGREEMENT TO THE EXTENT APPLICABLE.

NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS, AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND, IF REQUIRED ANY APPLICABLE STATE SECURITIES LAWS, OR (2) EXEMPTIONS FROM SUCH REGISTRATION REQUIREMENTS ARE AVAILABLE AND SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS. THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE OF THIS WARRANT ARE ALSO SUBJECT TO THE RESTRICTIONS ON TRANSFERABILITY AND RESALE SPECIFIED HEREIN. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

SOLUNA CLOUD, INC.

Stock Warrant

Warrant Issue Date: July 12, 2024	Certificate No. W-2

1. GENERAL PROVISIONS. The undersigned, Soluna Cloud, Inc., a Nevada corporation (the “Company”), in consideration of ALPHA CAPITAL ANSTALT, a Liechtenstein anstalt (“Investor”), joining the Note Purchase Agreement dated as of June 20, 2024 (as amended by the First Amendment to Note Purchase Agreement dated as of the date hereof and as further amended, restated, supplemented or otherwise modified from time to time, the “Note Purchase Agreement”) with the Company, the affiliates of the Company party thereto and other Investors party thereto, and in accordance with the terms of this Warrant, certifies that Investor is entitled to purchase, subject to the adjustments set forth in this Warrant, at an aggregate total cost of $0.01 per share of common stock of the Company (the “Exercise Price”), the number of validly authorized and issued shares (the “Shares”) of common stock of the Company (“Common Stock”) equal to the Aggregate Number (as defined below) (such number of Shares issuable upon the exercise of this warrant (as amended, restated, supplemented or otherwise modified from time to time, this “Warrant”) will be referred to herein as, the “Warrant Shares”), by delivering to the Company the applicable portion of the Exercise Price and the attached subscription form and upon compliance with and subject to the conditions in this Warrant. No surrender of this Warrant shall be required in connection with the exercise thereof and in the case of any partial exercise of this Warrant, this Warrant will continue to represent the right to purchase Warrant Shares in respect of the unexercised portion of the Warrant.

2. EXERCISE PERIOD. This Warrant will be exercisable in whole or in part and from time to time beginning on the date of this Warrant and terminating on July 12, 2027 (the “Exercise Period”); provided, however, that if the number of Shares of Common Stock issuable upon the exercise or conversion of Convertible Securities (as hereinafter defined) that constitute a Qualified Issuance (as hereinafter defined) is not a fixed number and cannot be fixed and determined as of the expiration of the Exercise Period (any such Convertible Securities, the “Indeterminate Convertible Securities”), then the Exercise Period shall be automatically deemed extended with respect to each Indeterminate Convertible Security until the thirtieth (30th) days after the number of Shares of Common Stock issuable upon the exercise or conversion of such Indeterminate Convertible Security is a fixed number. In addition, this Warrant will be deemed automatically exercised in whole immediately prior to the effectiveness of any Change of Control (as hereinafter defined) occurring on or prior to the end of the Exercise Period.

For purposes of this Warrant, “Change of Control” means a transaction, whether in a single transaction or in a series of related transactions, pursuant to which any party or parties other than the Company’s existing equityholders (a) acquire (whether by merger, consolidation, recapitalization, business combination or transfer or issuance of equity securities or otherwise) equity securities of the Company (or any surviving or resulting company) possessing a majority of the voting power of the Company’s (or such surviving or resulting company’s) equity securities or (b) acquire (through sale, lease or license or other transaction) assets constituting all or substantially all of the assets of the Company and its subsidiaries (as determined on a consolidated basis).

For purposes of this Warrant, “Convertible Securities” means evidences of indebtedness, equity interests or other securities (including, but not limited to options and warrants) that are, on their face, directly or indirectly convertible, exercisable or exchangeable, with or without payment of additional consideration in cash or property, for Shares of Common Stock, either immediately or upon the onset of a specified date or the happening of a specified event.

3. NUMBER OF SHARES; EXERCISE OF WARRANT.

(a) Aggregate Number. Subject to the adjustments provided for in this Warrant, including Sections 3(b), and (c), for purposes of this Warrant, the “Aggregate Number” means, the number of Shares of Common Stock equal to the sum of (i) 0.50% (the “Reference Percentage”) of the Company’s issued and outstanding Common Stock as of the date of this Warrant divided by 0.995, plus (ii) the Reference Percentage of each Qualified Issuance (as hereinafter defined) divided by 0.995.

For purposes of this Warrant, “Qualified Issuance” means (i) each issuance of Shares of Common Stock during the period commencing on the day after the date of this Warrant and ending on the earlier to occur of (x) the conclusion of up to an additional $111,250,000 of capital raised, whether in the form of debt, equity, mixed or otherwise, by the Company and its subsidiaries and (y) December 31, 2024 (such period, the “ADP Period”) and (ii) the number of Shares of Common Stock issuable upon the exercise or conversion of each Convertible Security issued during the ADP Period; provided, however, that all Shares of Common Stock issued or issuable pursuant to a Company employee incentive or option plan or other equity incentive arrangements for employees of the Company of up to an aggregate amount of 12.5% of the issued and outstanding Common Stock, on a fully-diluted, as converted basis as of the expiration of the ADP Period shall not be deemed to be a “Qualified Issuance”.

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(b) Adjustments to Aggregate Number. The Aggregate Number will be subject to adjustment from time to time as follows and, thereafter, such number, as adjusted, will be deemed to be the Aggregate Number; provided, that no adjustments will be made under this Section 3(b) as a result of the issuance by the Company of Warrant Shares upon exercise of this Warrant (collectively “Exempt Issuances”).

(i) Share Dividends, Subdivisions and Combinations. In case at any time or from time to time the Company:

(1) issues to the holders of its Share or other equity security as a dividend payable in, or other distribution of, its Shares (a “Share Dividend”),

(2) subdivides its outstanding Shares into a larger number of Shares, including without limitation by means of a Share split (a “Share Subdivision”), or

(3) combines its outstanding Shares into a smaller number of Shares (a “Share Combination”),

then, in each such case, the Aggregate Number in effect immediately prior thereto will be (A) proportionately increased in the case of a Share Dividend or a Share Subdivision and (B) proportionately decreased in the case of a Share Combination. In the event the Company will declare or pay, without consideration, any dividend or distribution on the Share or other equity security payable in any right to acquire Shares for no consideration, then the Company will be deemed to have made a Share Dividend in an amount of Shares equal to the maximum number of Shares issuable upon exercise of such rights to acquire Shares.

(ii) Miscellaneous. The following provisions will be applicable to the making of adjustments of the Aggregate Number provided above in this Section 3(b):

(1) The adjustments required by the preceding paragraphs of this Section 3(b) will be made whenever and as often as any specified event requiring an adjustment will occur. For the purpose of any adjustment, any specified event will be deemed to have occurred at the close of business on the date of its occurrence.

(2) In computing adjustments under this Section 3(b), no fractional interests in Share will be issued.

(3) If the Company takes a record of the holders of its Shares for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and will, thereafter and before the distribution to equityholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then no adjustment will be required by reason of the taking of such record and any such adjustment previously made in respect thereof will be rescinded and annulled solely with respect to any unexercised portion of the Warrant.

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(c) Changes in Shares. In case at any time the Company initiates any transaction or is party to any transaction (including, without limitation, a merger, consolidation, Share exchange, sale, lease or other disposition of all or substantially all of the Company’s assets, liquidation, recapitalization or reclassification of the Shares) in connection with which the previous outstanding Share will be changed into or exchanged for different securities of the Company or equity securities or other securities of another corporation or interests in a non-corporate entity or other property (including cash) or any combination of the foregoing (each such transaction being herein called a “Transaction”), then Investor will be entitled to elect by written notice to the Company to receive a new warrant in form and substance similar to, and in exchange for, this Warrant to reflect such securities or other property. The foregoing provisions of this Section 3(c) will similarly apply to successive Transactions.

(d) Other Action Affecting Shares. In case at any time or from time to time the Company takes any action of the type described in Section 3(b) or (c) of this Warrant but not expressly provided for by such provisions (including, without limitation, the granting of appreciation rights, phantom rights or other rights with equity features), then, the Aggregate Number will be adjusted in such manner and at such time as the Board of Directors of the Company and Investor may in good faith determine to be equitable in the circumstances; provided, however, that no adjustments will be made under this Section 3(d) as a result of an Exempt Issuance.

(e) Notice of Proposed Actions. In case the Company proposes (1) to pay any dividend payable in equity of any class to the holders of its Share or to make any other distribution to the holders of its Share, (2) to offer to the holders of its Share rights to subscribe for or to purchase any Convertible Securities, rights to acquire Convertible Securities or equity securities or additional Shares or equity securities of any class or any other securities, warrants, rights or options, (3) to effect any reclassification of its Shares, (4) to effect any recapitalization, subdivision, combination or other capital reorganization, (5) to effect any consolidation or merger, Share exchange, or sale, lease or other disposition of all or substantially all of its property, assets or business, (6) to effect the liquidation, dissolution or winding up of the Company or (7) to effect any other action which would require an adjustment under this Section 3, then in each such case the Company will give to Investor written notice of such proposed action, which will specify the proposed date on which a record is to be taken for the purposes of such dividend, distribution or rights, or the proposed date on which such reclassification, reorganization, consolidation, merger, Share exchange, sale, transfer, disposition, liquidation, dissolution, winding up or other transaction is to take place and the date of participation therein by the holders of Shares, if any such date is to be fixed, or the proposed date on which the transfer of Shares is to occur, and will also specify such facts with respect thereto as will be reasonably necessary to indicate the effect of such action on the Share and on the Aggregate Number after giving effect to any adjustment which will be required as a result of such action. Such notice will be so given in the case of any action covered by clause (1) or (2) above at least ten days prior to the record date for determining holders of the Shares for purposes of such action and, in the case of any other such action, at least ten days prior to the earlier of the date of the taking of such proposed action or the date of participation therein by the holders of Shares.

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(f) Effects of Exercise. Unless and until exercised, no provision of this Warrant will be construed as conferring upon Investor the right to receive dividends or distributions (except as provided in Section 5) or to vote as a member of the Company.

(g) Reservation of Shares. The Company will at all times reserve and keep available, solely for issuance, sale and delivery upon the exercise of this Warrant, a number of Shares equal to the Aggregate Number then in effect under this Warrant. All such Shares shall be duly authorized and, when issued upon exercise of this Warrant, shall be validly issued with no liability on the part of the holders thereof.

4. SALE OR TRANSFER OF WARRANT OR WARRANT SHARES.

(a) This Warrant will be registered on the books of the Company, which will be kept by it at its principal office for that purpose and will be transferable only on said books by Investor in person or by Investor’s duly authorized attorney upon surrender of this Warrant properly endorsed, and only in compliance with the following provisions of this Section 4.

(b) Neither this Warrant nor the Warrant Shares have been registered under the Securities Act of 1933, as amended, or under the securities laws of any state. Neither this Warrant nor such Warrant Shares, when issued, may be sold, transferred, pledged or hypothecated in the absence of an effective registration statement for this Warrant, or the Warrant Shares, as the case may be, under the Securities Act of 1933, as amended, and such registration or qualification as may be necessary under the securities laws of any state, or an opinion of counsel satisfactory to the Company that such registration or qualification is not required.

(c) Subject to paragraphs (a) through (b) of this Section 4, and the terms of the Shareholders’ Agreement, Investor may sell, exchange, assign, convey or otherwise transfer (“Transfer”) all or a portion of this Warrant or the Warrant Shares to third parties subject to the prior written consent of the Company, not to be unreasonably, withheld or conditioned; provided that the transferee agrees in writing for the benefit of the Company to be bound by the terms of this Warrant.

5. SHAREHOLDERS’ AGREEMENT. This Warrant is, and the Warrant Shares are, subject to the terms of the Shareholders’ Agreement, the terms of which are fully incorporated by reference herein, provided that in the event of any conflict between the terms of the Shareholders’ Agreement and this Warrant, the terms of this Warrant shall control.

6. REPLACEMENT WARRANT. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant. This Warrant will be promptly canceled by the Company upon the surrender of this Warrant in connection with any exchange transfer or replacement.

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7. FRACTIONAL SHARES. The Company will not be required to issue fractional Shares or fractional Shares of any other security upon the exercise or exchange of this Warrant. If any fraction of a Share or fractional portion of any other security would be issuable on the exercise or exchange of this Warrant, the Company may either (i) issue such fractional Share or fractional portion of any other security or, (ii) in lieu of issuing such fractional Share or other fractional security, pay to Investor for any such fraction an amount in cash equal to the product obtained by multiplying (i) such fraction times (ii) the value per share of such Share or of a portion of such other security, as the case may be, as reasonably determined by the board of directors of the Company as of the date of exercise.

8. REPRESENTATIONS AND WARRANTIES.

(a) The Company represents and warrants that this Warrant has been duly authorized, is validly issued, and constitutes the valid and binding obligation of the Company.

(b) The Company represents and warrants that it has duly authorized and reserved, such number of Shares as will be sufficient to permit the exercise in full of this Warrant, and that all such Shares are and will be duly authorized and, when issued upon exercise of this Warrant, will be validly issued, and free and clear of all encumbrances and will not have been issued in violation of any preemptive or similar rights of any member or equityholder of the Company.

(c) Neither the issuance of this Warrant nor the issuance of Warrant Shares upon exercise of this Warrant violates or conflicts with the Company’s Certificate of Incorporation or the Shareholders’ Agreement, each as amended, or any equivalent governing documents or any agreement to which the Company is a party.

9. AMENDMENTS. This Warrant may be amended, and the observance of any term of this Warrant may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and Investor in the case of an amendment or the party holding the right being waived in the case of a waiver.

10. NOTICES.

(a)	if to Company, to:

Soluna Cloud, Inc.

325 Washinton Avenue Extension

Albany, NY 11205

With copy to (which copy will not constitute notice):

Robert Drobnak, Esq.

Nixon Peabody LLP

70 West Madison

Suite 5200

Chicago, IL 60602

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(b)	If to Investor, to:

ALPHA CAPITAL ANSTALT

Altenbach 8, 9490

Vaduz, Liechtenstein

Attention: Nicola Feuerstein, Director

Email: info@alphacapital.li

With copy to (which copy will not constitute notice):

Eliezer Drew, Esq.

Grushko & Mittman, P.C.

1800 Rockaway Avenue, Suite 206

Hewlett, NY 11557

Email: Eli@grushkomittman.com

11. SUCCESSORS AND ASSIGNS GENERALLY. This Warrant and the rights evidenced hereby shall be binding upon and shall inure to the benefit of the parties hereto and the successors of the Company and the successors and permitted assigns (as determined pursuant to the Shareholders’ Agreement) of Investor. Such successors and/or permitted assigns (as determined pursuant to the Shareholders’ Agreement) of Investor shall be deemed to be Investor for all purposes hereunder.

12. NO THIRD-PARTY BENEFICIARIES. This Warrant is made and entered into for the sole protection and benefit of the Company and Investor and their respective permitted successors, assigns, heirs and estates, and, no other person will be a third-party beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Warrant.

13.	HEADINGS. The headings in this Warrant are for reference only.

14. SEVERABILITY OF PROVISIONS. If any provision of this Warrant will be prohibited by or invalid under applicable Law, such provision will be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or any remaining provisions of this Warrant.

15. COUNTERPARTS; INTEGRATION. This Warrant may be executed in counterparts (and by different parties in different counterparts), each of which will constitute an original, but all of which when taken together will constitute a single contract. The words “execution,” “signed,” “signature,” and words of like import in this Warrant (or in any amendment, waiver, consent, joinder or supplement hereto or any other document delivered hereunder) shall be deemed to include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “.pdf”, “.tif” or “.jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, or any other similar state laws based on the Uniform Electronic Transactions Act. This Warrant constitutes the entire contract between the parties relating to the subject matter of this Warrant and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter of this Warrant.

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16. GOVERNING LAW; ARBITRATION. This Warrant shall be governed by the internal laws of the State of Delaware, without regard to conflict of law principles that would result in the application of any law other than the law of the State of Delaware. Subject to the last two sentences of this Section 16, each of the parties hereto irrevocably submits to the non-exclusive jurisdiction of the state and federal courts located in the State of Delaware over any suit, action or proceeding arising out of or relating to this Warrant. Except for claims, disputes and controversies that are not subject to arbitration by applicable law, any and all claims, disputes and controversies between or among the parties hereto, whether in tort, contract or otherwise, arising out of or relating to this Warrant shall, upon demand by any party, be determined by binding arbitration in the State of Delaware (or such other location as the parties mutually agree). The arbitration shall be administered by JAMS pursuant to its Expedited Arbitration Procedures then in effect (or any other form of arbitration mutually acceptable to the parties so involved).

17. WAIVER OF JURY TRIAL. EACH PARTY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS DOCUMENT OR THE TRANSACTIONS UNDER THIS WARRANT (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HAVE BEEN INDUCED TO ENTER INTO THIS WARRANT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

18. SURVIVAL OF PROVISIONS. Notwithstanding the full exercise by Investor of its rights to purchase Warrant Shares under this Warrant, the applicable provisions of this Warrant plus the definitions contained elsewhere in this Warrant will survive such exercise and the expiration of the Exercise Period.

[Signature page follows.]

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The parties have executed this Warrant as of the date list set forth above.

COMPANY:

SOLUNA CLOUD, INC.

By:
Name:	John Belizaire
Title:	Chief Executive Officer

Signature Page to Stock Warrant

ACCEPTED AND AGREED:

INVESTOR:

ALPHA CAPITAL ANSTALT

By:
Name:
Title:

Signature Page to Stock Warrant

NOTICE OF EXERCISE

TO:	SOLUNA CLOUD, INC.

(1) The undersigned hereby elects to purchase Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_________________________________

(3) Accredited Investor. The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing Entity:________________________________________________________________

Signature of Authorized Signatory of Investing Entity:__________________________________________

Name of Authorized Signatory:____________________________________________________________

Title of Authorized Signatory:_____________________________________________________________

Date:________________________________________________________________________________

EXECUTION VERSION

THIS WARRANT (AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT) ARE SUBJECT TO A SHAREHOLDERS’ AGREEMENT, DATED AS OF JUNE 20, 2024 (AS AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE “SHAREHOLDERS’ AGREEMENT”), AMONG THE COMPANY, THE ORIGINAL HOLDER OF THIS WARRANT, AND CERTAIN OTHER PARTIES, A COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE COMPANY. BY ACCEPTING ANY INTEREST IN SUCH SECURITIES, THE PERSON ACCEPTING SUCH INTEREST WILL BE DEEMED TO AGREE TO AND WILL BECOME BOUND BY ALL OF THE PROVISIONS OF SAID SHAREHOLDERS’ AGREEMENT TO THE EXTENT APPLICABLE.

NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS, AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND, IF REQUIRED ANY APPLICABLE STATE SECURITIES LAWS, OR (2) EXEMPTIONS FROM SUCH REGISTRATION REQUIREMENTS ARE AVAILABLE AND SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS. THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE OF THIS WARRANT ARE ALSO SUBJECT TO THE RESTRICTIONS ON TRANSFERABILITY AND RESALE SPECIFIED HEREIN. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

SOLUNA CLOUD, INC.

Stock Warrant

Warrant Issue Date: July 12, 2024	Certificate No. W-4

1. GENERAL PROVISIONS. The undersigned, Soluna Cloud, Inc., a Nevada corporation (the “Company”), in consideration of DEBT PARTICIPATION 26, LLC, a New York limited liability company (“Investor”), joining the Note Purchase Agreement dated as of June 20, 2024 (as amended by the First Amendment to Note Purchase Agreement dated as of the date hereof and as further amended, restated, supplemented or otherwise modified from time to time, the “Note Purchase Agreement”) with the Company, the affiliates of the Company party thereto and other Investors party thereto, and in accordance with the terms of this Warrant, certifies that Investor is entitled to purchase, subject to the adjustments set forth in this Warrant, at an aggregate total cost of $0.01 per share of common stock of the Company (the “Exercise Price”), the number of validly authorized and issued shares (the “Shares”) of common stock of the Company (“Common Stock”) equal to the Aggregate Number (as defined below) (such number of Shares issuable upon the exercise of this warrant (as amended, restated, supplemented or otherwise modified from time to time, this “Warrant”) will be referred to herein as, the “Warrant Shares”), by delivering to the Company the applicable portion of the Exercise Price and the attached subscription form and upon compliance with and subject to the conditions in this Warrant. No surrender of this Warrant shall be required in connection with the exercise thereof and in the case of any partial exercise of this Warrant, this Warrant will continue to represent the right to purchase Warrant Shares in respect of the unexercised portion of the Warrant.

2. EXERCISE PERIOD. This Warrant will be exercisable in whole or in part and from time to time beginning on the date of this Warrant and terminating on July 12, 2027 (the “Exercise Period”); provided, however, that if the number of Shares of Common Stock issuable upon the exercise or conversion of Convertible Securities (as hereinafter defined) that constitute a Qualified Issuance (as hereinafter defined) is not a fixed number and cannot be fixed and determined as of the expiration of the Exercise Period (any such Convertible Securities, the “Indeterminate Convertible Securities”), then the Exercise Period shall be automatically deemed extended with respect to each Indeterminate Convertible Security until the thirtieth (30th) days after the number of Shares of Common Stock issuable upon the exercise or conversion of such Indeterminate Convertible Security is a fixed number. In addition, this Warrant will be deemed automatically exercised in whole immediately prior to the effectiveness of any Change of Control (as hereinafter defined) occurring on or prior to the end of the Exercise Period.

For purposes of this Warrant, “Change of Control” means a transaction, whether in a single transaction or in a series of related transactions, pursuant to which any party or parties other than the Company’s existing equityholders (a) acquire (whether by merger, consolidation, recapitalization, business combination or transfer or issuance of equity securities or otherwise) equity securities of the Company (or any surviving or resulting company) possessing a majority of the voting power of the Company’s (or such surviving or resulting company’s) equity securities or (b) acquire (through sale, lease or license or other transaction) assets constituting all or substantially all of the assets of the Company and its subsidiaries (as determined on a consolidated basis).

For purposes of this Warrant, “Convertible Securities” means evidences of indebtedness, equity interests or other securities (including, but not limited to options and warrants) that are, on their face, directly or indirectly convertible, exercisable or exchangeable, with or without payment of additional consideration in cash or property, for Shares of Common Stock, either immediately or upon the onset of a specified date or the happening of a specified event.

3. NUMBER OF SHARES; EXERCISE OF WARRANT.

(a) Aggregate Number. Subject to the adjustments provided for in this Warrant, including Sections 3(b), and (c), for purposes of this Warrant, the “Aggregate Number” means, the number of Shares of Common Stock equal to the sum of (i) 0.25% (the “Reference Percentage”) of the Company’s issued and outstanding Common Stock as of the date of this Warrant divided by 0.9975, plus (ii) the Reference Percentage of each Qualified Issuance (as hereinafter defined) divided by 0.9975.

For purposes of this Warrant, “Qualified Issuance” means (i) each issuance of Shares of Common Stock during the period commencing on the day after the date of this Warrant and ending on the earlier to occur of (x) the conclusion of up to an additional $111,250,000 of capital raised, whether in the form of debt, equity, mixed or otherwise, by the Company and its subsidiaries and (y) December 31, 2024 (such period, the “ADP Period”) and (ii) the number of Shares of Common Stock issuable upon the exercise or conversion of each Convertible Security issued during the ADP Period; provided, however, that all Shares of Common Stock issued or issuable pursuant to a Company employee incentive or option plan or other equity incentive arrangements for employees of the Company of up to an aggregate amount of 12.5% of the issued and outstanding Common Stock, on a fully-diluted, as converted basis as of the expiration of the ADP Period shall not be deemed to be a “Qualified Issuance”.

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(b) Adjustments to Aggregate Number. The Aggregate Number will be subject to adjustment from time to time as follows and, thereafter, such number, as adjusted, will be deemed to be the Aggregate Number; provided, that no adjustments will be made under this Section 3(b) as a result of the issuance by the Company of Warrant Shares upon exercise of this Warrant (collectively “Exempt Issuances”).

(i) Share Dividends, Subdivisions and Combinations. In case at any time or from time to time the Company:

(1) issues to the holders of its Share or other equity security as a dividend payable in, or other distribution of, its Shares (a “Share Dividend”),

(2) subdivides its outstanding Shares into a larger number of Shares, including without limitation by means of a Share split (a “Share Subdivision”), or

(3) combines its outstanding Shares into a smaller number of Shares (a “Share Combination”),

then, in each such case, the Aggregate Number in effect immediately prior thereto will be (A) proportionately increased in the case of a Share Dividend or a Share Subdivision and (B) proportionately decreased in the case of a Share Combination. In the event the Company will declare or pay, without consideration, any dividend or distribution on the Share or other equity security payable in any right to acquire Shares for no consideration, then the Company will be deemed to have made a Share Dividend in an amount of Shares equal to the maximum number of Shares issuable upon exercise of such rights to acquire Shares.

(ii) Miscellaneous. The following provisions will be applicable to the making of adjustments of the Aggregate Number provided above in this Section 3(b):

(1) The adjustments required by the preceding paragraphs of this Section 3(b) will be made whenever and as often as any specified event requiring an adjustment will occur. For the purpose of any adjustment, any specified event will be deemed to have occurred at the close of business on the date of its occurrence.

(2) In computing adjustments under this Section 3(b), no fractional interests in Share will be issued.

(3) If the Company takes a record of the holders of its Shares for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and will, thereafter and before the distribution to equityholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then no adjustment will be required by reason of the taking of such record and any such adjustment previously made in respect thereof will be rescinded and annulled solely with respect to any unexercised portion of the Warrant.

(c) Changes in Shares. In case at any time the Company initiates any transaction or is party to any transaction (including, without limitation, a merger, consolidation, Share exchange, sale, lease or other disposition of all or substantially all of the Company’s assets, liquidation, recapitalization or reclassification of the Shares) in connection with which the previous outstanding Share will be changed into or exchanged for different securities of the Company or equity securities or other securities of another corporation or interests in a non-corporate entity or other property (including cash) or any combination of the foregoing (each such transaction being herein called a “Transaction”), then Investor will be entitled to elect by written notice to the Company to receive a new warrant in form and substance similar to, and in exchange for, this Warrant to reflect such securities or other property. The foregoing provisions of this Section 3(c) will similarly apply to successive Transactions.

(d) Other Action Affecting Shares. In case at any time or from time to time the Company takes any action of the type described in Section 3(b) or (c) of this Warrant but not expressly provided for by such provisions (including, without limitation, the granting of appreciation rights, phantom rights or other rights with equity features), then, the Aggregate Number will be adjusted in such manner and at such time as the Board of Directors of the Company and Investor may in good faith determine to be equitable in the circumstances; provided, however, that no adjustments will be made under this Section 3(d) as a result of an Exempt Issuance.

(e)   Notice of Proposed Actions. In case the Company proposes (1) to pay any dividend payable in equity of any class to the holders of its Share or to make any other distribution to the holders of its Share, (2) to offer to the holders of its Share rights to subscribe for or to purchase any Convertible Securities, rights to acquire Convertible Securities or equity securities or additional Shares or equity securities of any class or any other securities, warrants, rights or options, (3) to effect any reclassification of its Shares, (4) to effect any recapitalization, subdivision, combination or other capital reorganization, (5) to effect any consolidation or merger, Share exchange, or sale, lease or other disposition of all or substantially all of its property, assets or business, (6) to effect the liquidation, dissolution or winding up of the Company or (7) to effect any other action which would require an adjustment under this Section 3, then in each such case the Company will give to Investor written notice of such proposed action, which will specify the proposed date on which a record is to be taken for the purposes of such dividend, distribution or rights, or the proposed date on which such reclassification, reorganization, consolidation, merger, Share exchange, sale, transfer, disposition, liquidation, dissolution, winding up or other transaction is to take place and the date of participation therein by the holders of Shares, if any such date is to be fixed, or the proposed date on which the transfer of Shares is to occur, and will also specify such facts with respect thereto as will be reasonably necessary to indicate the effect of such action on the Share and on the Aggregate Number after giving effect to any adjustment which will be required as a result of such action. Such notice will be so given in the case of any action covered by clause (1) or (2) above at least ten days prior to the record date for determining holders of the Shares for purposes of such action and, in the case of any other such action, at least ten days prior to the earlier of the date of the taking of such proposed action or the date of participation therein by the holders of Shares.

(f) Effects of Exercise. Unless and until exercised, no provision of this Warrant will be construed as conferring upon Investor the right to receive dividends or distributions (except as provided in Section 5) or to vote as a member of the Company.

(g) Reservation of Shares. The Company will at all times reserve and keep available, solely for issuance, sale and delivery upon the exercise of this Warrant, a number of Shares equal to the Aggregate Number then in effect under this Warrant. All such Shares shall be duly authorized and, when issued upon exercise of this Warrant, shall be validly issued with no liability on the part of the holders thereof.

4. SALE OR TRANSFER OF WARRANT OR WARRANT SHARES.

(a) This Warrant will be registered on the books of the Company, which will be kept by it at its principal office for that purpose and will be transferable only on said books by Investor in person or by Investor’s duly authorized attorney upon surrender of this Warrant properly endorsed, and only in compliance with the following provisions of this Section 4.

(b) Neither this Warrant nor the Warrant Shares have been registered under the Securities Act of 1933, as amended, or under the securities laws of any state. Neither this Warrant nor such Warrant Shares, when issued, may be sold, transferred, pledged or hypothecated in the absence of an effective registration statement for this Warrant, or the Warrant Shares, as the case may be, under the Securities Act of 1933, as amended, and such registration or qualification as may be necessary under the securities laws of any state, or an opinion of counsel satisfactory to the Company that such registration or qualification is not required.

(c) Subject to paragraphs (a) through (b) of this Section 4, and the terms of the Shareholders’ Agreement, Investor may sell, exchange, assign, convey or otherwise transfer (“Transfer”) all or a portion of this Warrant or the Warrant Shares to third parties subject to the prior written consent of the Company, not to be unreasonably, withheld or conditioned; provided that the transferee agrees in writing for the benefit of the Company to be bound by the terms of this Warrant.

5. SHAREHOLDERS’ AGREEMENT. This Warrant is, and the Warrant Shares are, subject to the terms of the Shareholders’ Agreement, the terms of which are fully incorporated by reference herein, provided that in the event of any conflict between the terms of the Shareholders’ Agreement and this Warrant, the terms of this Warrant shall control.

6. REPLACEMENT WARRANT. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant. This Warrant will be promptly canceled by the Company upon the surrender of this Warrant in connection with any exchange transfer or replacement.

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7. FRACTIONAL SHARES. The Company will not be required to issue fractional Shares or fractional Shares of any other security upon the exercise or exchange of this Warrant. If any fraction of a Share or fractional portion of any other security would be issuable on the exercise or exchange of this Warrant, the Company may either (i) issue such fractional Share or fractional portion of any other security or, (ii) in lieu of issuing such fractional Share or other fractional security, pay to Investor for any such fraction an amount in cash equal to the product obtained by multiplying (i) such fraction times (ii) the value per share of such Share or of a portion of such other security, as the case may be, as reasonably determined by the board of directors of the Company as of the date of exercise.

8. REPRESENTATIONS AND WARRANTIES.

(a) The Company represents and warrants that this Warrant has been duly authorized, is validly issued, and constitutes the valid and binding obligation of the Company.

(b) The Company represents and warrants that it has duly authorized and reserved, such number of Shares as will be sufficient to permit the exercise in full of this Warrant, and that all such Shares are and will be duly authorized and, when issued upon exercise of this Warrant, will be validly issued, and free and clear of all encumbrances and will not have been issued in violation of any preemptive or similar rights of any member or equityholder of the Company.

(c) Neither the issuance of this Warrant nor the issuance of Warrant Shares upon exercise of this Warrant violates or conflicts with the Company’s Certificate of Incorporation or the Shareholders’ Agreement, each as amended, or any equivalent governing documents or any agreement to which the Company is a party.

9. AMENDMENTS. This Warrant may be amended, and the observance of any term of this Warrant may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and Investor in the case of an amendment or the party holding the right being waived in the case of a waiver.

10. NOTICES.

(a)	if to Company, to:

Soluna Cloud, Inc.

325 Washinton Avenue Extension

Albany, NY 11205

With copy to (which copy will not constitute notice):

Robert Drobnak, Esq.

Nixon Peabody LLP

70 West Madison

Suite 5200

Chicago, IL 60602

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(b)	If to Investor, to:

DEBT PARTICIPATION 26, LLC

477 Madison Ave., 24th Floor

New York 10022

Attention: David Obstfeld, Manager

Email: david@altbanq.com

With copy to (which copy will not constitute notice): Eliezer Drew, Esq.

Grushko & Mittman, P.C.

1800 Rockaway Avenue, Suite 206

Hewlett, NY 11557

Email: Eli@grushkomittman.com

11. SUCCESSORS AND ASSIGNS GENERALLY. This Warrant and the rights evidenced hereby shall be binding upon and shall inure to the benefit of the parties hereto and the successors of the Company and the successors and permitted assigns (as determined pursuant to the Shareholders’ Agreement) of Investor. Such successors and/or permitted assigns (as determined pursuant to the Shareholders’ Agreement) of Investor shall be deemed to be Investor for all purposes hereunder.

12. NO THIRD-PARTY BENEFICIARIES. This Warrant is made and entered into for the sole protection and benefit of the Company and Investor and their respective permitted successors, assigns, heirs and estates, and, no other person will be a third-party beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Warrant.

13. HEADINGS. The headings in this Warrant are for reference only.

14. SEVERABILITY OF PROVISIONS. If any provision of this Warrant will be prohibited by or invalid under applicable Law, such provision will be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or any remaining provisions of this Warrant.

15. COUNTERPARTS; INTEGRATION. This Warrant may be executed in counterparts (and by different parties in different counterparts), each of which will constitute an original, but all of which when taken together will constitute a single contract. The words “execution,” “signed,” “signature,” and words of like import in this Warrant (or in any amendment, waiver, consent, joinder or supplement hereto or any other document delivered hereunder) shall be deemed to include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “.pdf”, “.tif” or “.jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, or any other similar state laws based on the Uniform Electronic Transactions Act. This Warrant constitutes the entire contract between the parties relating to the subject matter of this Warrant and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter of this Warrant.

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16. GOVERNING LAW; ARBITRATION. This Warrant shall be governed by the internal laws of the State of Delaware, without regard to conflict of law principles that would result in the application of any law other than the law of the State of Delaware. Subject to the last two sentences of this Section 16, each of the parties hereto irrevocably submits to the non-exclusive jurisdiction of the state and federal courts located in the State of Delaware over any suit, action or proceeding arising out of or relating to this Warrant. Except for claims, disputes and controversies that are not subject to arbitration by applicable law, any and all claims, disputes and controversies between or among the parties hereto, whether in tort, contract or otherwise, arising out of or relating to this Warrant shall, upon demand by any party, be determined by binding arbitration in the State of Delaware (or such other location as the parties mutually agree). The arbitration shall be administered by JAMS pursuant to its Expedited Arbitration Procedures then in effect (or any other form of arbitration mutually acceptable to the parties so involved).

17. WAIVER OF JURY TRIAL. EACH PARTY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS DOCUMENT OR THE TRANSACTIONS UNDER THIS WARRANT (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HAVE BEEN INDUCED TO ENTER INTO THIS WARRANT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

18. SURVIVAL OF PROVISIONS. Notwithstanding the full exercise by Investor of its rights to purchase Warrant Shares under this Warrant, the applicable provisions of this Warrant plus the definitions contained elsewhere in this Warrant will survive such exercise and the expiration of the Exercise Period.

[Signature page follows.]

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The parties have executed this Warrant as of the date list set forth above.

COMPANY:

SOLUNA CLOUD, INC.

By:
Name:	John Belizaire
Title:	Chief Executive Officer

Signature Page to Stock Warrant

ACCEPTED AND AGREED:

INVESTOR:

DEBT PARTICIPATION 26, LLC

By:
Name:
Title:

Signature Page to Stock Warrant

NOTICE OF EXERCISE

TO:	SOLUNA CLOUD, INC.

(1) The undersigned hereby elects to purchase Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_____________________________________

(3) Accredited Investor. The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing Entity:_______________________________________________________________________

Signature of Authorized Signatory of Investing Entity:________________________________________________

Name of Authorized Signatory:__________________________________________________________________

Title of Authorized Signatory:___________________________________________________________________

Date:______________________________________________________________________________________

EXECUTION VERSION

THIS WARRANT (AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT) ARE SUBJECT TO A SHAREHOLDERS’ AGREEMENT, DATED AS OF JUNE 20, 2024 (AS AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE “SHAREHOLDERS’ AGREEMENT”), AMONG THE COMPANY, THE ORIGINAL HOLDER OF THIS WARRANT, AND CERTAIN OTHER PARTIES, A COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE COMPANY. BY ACCEPTING ANY INTEREST IN SUCH SECURITIES, THE PERSON ACCEPTING SUCH INTEREST WILL BE DEEMED TO AGREE TO AND WILL BECOME BOUND BY ALL OF THE PROVISIONS OF SAID SHAREHOLDERS’ AGREEMENT TO THE EXTENT APPLICABLE.

NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS, AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND, IF REQUIRED ANY APPLICABLE STATE SECURITIES LAWS, OR (2) EXEMPTIONS FROM SUCH REGISTRATION REQUIREMENTS ARE AVAILABLE AND SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS. THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE OF THIS WARRANT ARE ALSO SUBJECT TO THE RESTRICTIONS ON TRANSFERABILITY AND RESALE SPECIFIED HEREIN. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

SOLUNA CLOUD, INC.

Stock Warrant

Warrant Issue Date: July 12, 2024	Certificate No. W-3

1. GENERAL PROVISIONS. The undersigned, Soluna Cloud, Inc., a Nevada corporation (the “Company”), in consideration of OSHER CAPITAL PARTNERS LLC, a New York limited liability company (“Investor”), joining the Note Purchase Agreement dated as of June 20, 2024 (as amended by the First Amendment to Note Purchase Agreement dated as of the date hereof and as further amended, restated, supplemented or otherwise modified from time to time, the “Note Purchase Agreement”) with the Company, the affiliates of the Company party thereto and other Investors party thereto, and in accordance with the terms of this Warrant, certifies that Investor is entitled to purchase, subject to the adjustments set forth in this Warrant, at an aggregate total cost of $0.01 per share of common stock of the Company (the “Exercise Price”), the number of validly authorized and issued shares (the “Shares”) of common stock of the Company (“Common Stock”) equal to the Aggregate Number (as defined below) (such number of Shares issuable upon the exercise of this warrant (as amended, restated, supplemented or otherwise modified from time to time, this “Warrant”) will be referred to herein as, the “Warrant Shares”), by delivering to the Company the applicable portion of the Exercise Price and the attached subscription form and upon compliance with and subject to the conditions in this Warrant. No surrender of this Warrant shall be required in connection with the exercise thereof and in the case of any partial exercise of this Warrant, this Warrant will continue to represent the right to purchase Warrant Shares in respect of the unexercised portion of the Warrant.

2. EXERCISE PERIOD. This Warrant will be exercisable in whole or in part and from time to time beginning on the date of this Warrant and terminating on July 12, 2027 (the “Exercise Period”); provided, however, that if the number of Shares of Common Stock issuable upon the exercise or conversion of Convertible Securities (as hereinafter defined) that constitute a Qualified Issuance (as hereinafter defined) is not a fixed number and cannot be fixed and determined as of the expiration of the Exercise Period (any such Convertible Securities, the “Indeterminate Convertible Securities”), then the Exercise Period shall be automatically deemed extended with respect to each Indeterminate Convertible Security until the thirtieth (30th) days after the number of Shares of Common Stock issuable upon the exercise or conversion of such Indeterminate Convertible Security is a fixed number. In addition, this Warrant will be deemed automatically exercised in whole immediately prior to the effectiveness of any Change of Control (as hereinafter defined) occurring on or prior to the end of the Exercise Period.

For purposes of this Warrant, “Change of Control” means a transaction, whether in a single transaction or in a series of related transactions, pursuant to which any party or parties other than the Company’s existing equityholders (a) acquire (whether by merger, consolidation, recapitalization, business combination or transfer or issuance of equity securities or otherwise) equity securities of the Company (or any surviving or resulting company) possessing a majority of the voting power of the Company’s (or such surviving or resulting company’s) equity securities or (b) acquire (through sale, lease or license or other transaction) assets constituting all or substantially all of the assets of the Company and its subsidiaries (as determined on a consolidated basis).

For purposes of this Warrant, “Convertible Securities” means evidences of indebtedness, equity interests or other securities (including, but not limited to options and warrants) that are, on their face, directly or indirectly convertible, exercisable or exchangeable, with or without payment of additional consideration in cash or property, for Shares of Common Stock, either immediately or upon the onset of a specified date or the happening of a specified event.

3. NUMBER OF SHARES; EXERCISE OF WARRANT.

(a) Aggregate Number. Subject to the adjustments provided for in this Warrant, including Sections 3(b), and (c), for purposes of this Warrant, the “Aggregate Number” means, the number of Shares of Common Stock equal to the sum of (i) 0.50% (the “Reference Percentage”) of the Company’s issued and outstanding Common Stock as of the date of this Warrant divided by 0.995, plus (ii) the Reference Percentage of each Qualified Issuance (as hereinafter defined) divided by 0.995.

For purposes of this Warrant, “Qualified Issuance” means (i) each issuance of Shares of Common Stock during the period commencing on the day after the date of this Warrant and ending on the earlier to occur of (x) the conclusion of up to an additional $111,250,000 of capital raised, whether in the form of debt, equity, mixed or otherwise, by the Company and its subsidiaries and (y) December 31, 2024 (such period, the “ADP Period”) and (ii) the number of Shares of Common Stock issuable upon the exercise or conversion of each Convertible Security issued during the ADP Period; provided, however, that all Shares of Common Stock issued or issuable pursuant to a Company employee incentive or option plan or other equity incentive arrangements for employees of the Company of up to an aggregate amount of 12.5% of the issued and outstanding Common Stock, on a fully-diluted, as converted basis as of the expiration of the ADP Period shall not be deemed to be a “Qualified Issuance”.

(b) Adjustments to Aggregate Number. The Aggregate Number will be subject to adjustment from time to time as follows and, thereafter, such number, as adjusted, will be deemed to be the Aggregate Number; provided, that no adjustments will be made under this Section 3(b) as a result of the issuance by the Company of Warrant Shares upon exercise of this Warrant (collectively “Exempt Issuances”).

(i) Share Dividends, Subdivisions and Combinations. In case at any time or from time to time the Company:

(1) issues to the holders of its Share or other equity security as a dividend payable in, or other distribution of, its Shares (a “Share Dividend”),

(2) subdivides its outstanding Shares into a larger number of Shares, including without limitation by means of a Share split (a “Share Subdivision”), or

(3) combines its outstanding Shares into a smaller number of Shares (a “Share Combination”),

then, in each such case, the Aggregate Number in effect immediately prior thereto will be (A) proportionately increased in the case of a Share Dividend or a Share Subdivision and (B) proportionately decreased in the case of a Share Combination. In the event the Company will declare or pay, without consideration, any dividend or distribution on the Share or other equity security payable in any right to acquire Shares for no consideration, then the Company will be deemed to have made a Share Dividend in an amount of Shares equal to the maximum number of Shares issuable upon exercise of such rights to acquire Shares.

(ii) Miscellaneous. The following provisions will be applicable to the making of adjustments of the Aggregate Number provided above in this Section 3(b):

(1) The adjustments required by the preceding paragraphs of this Section 3(b) will be made whenever and as often as any specified event requiring an adjustment will occur. For the purpose of any adjustment, any specified event will be deemed to have occurred at the close of business on the date of its occurrence.

(2) In computing adjustments under this Section 3(b), no fractional interests in Share will be issued.

(3) If the Company takes a record of the holders of its Shares for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and will, thereafter and before the distribution to equityholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then no adjustment will be required by reason of the taking of such record and any such adjustment previously made in respect thereof will be rescinded and annulled solely with respect to any unexercised portion of the Warrant.

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(c) Changes in Shares. In case at any time the Company initiates any transaction or is party to any transaction (including, without limitation, a merger, consolidation, Share exchange, sale, lease or other disposition of all or substantially all of the Company’s assets, liquidation, recapitalization or reclassification of the Shares) in connection with which the previous outstanding Share will be changed into or exchanged for different securities of the Company or equity securities or other securities of another corporation or interests in a non-corporate entity or other property (including cash) or any combination of the foregoing (each such transaction being herein called a “Transaction”), then Investor will be entitled to elect by written notice to the Company to receive a new warrant in form and substance similar to, and in exchange for, this Warrant to reflect such securities or other property. The foregoing provisions of this Section 3(c) will similarly apply to successive Transactions.

(d) Other Action Affecting Shares. In case at any time or from time to time the Company takes any action of the type described in Section 3(b) or (c) of this Warrant but not expressly provided for by such provisions (including, without limitation, the granting of appreciation rights, phantom rights or other rights with equity features), then, the Aggregate Number will be adjusted in such manner and at such time as the Board of Directors of the Company and Investor may in good faith determine to be equitable in the circumstances; provided, however, that no adjustments will be made under this Section 3(d) as a result of an Exempt Issuance.

(e) Notice of Proposed Actions. In case the Company proposes (1) to pay any dividend payable in equity of any class to the holders of its Share or to make any other distribution to the holders of its Share, (2) to offer to the holders of its Share rights to subscribe for or to purchase any Convertible Securities, rights to acquire Convertible Securities or equity securities or additional Shares or equity securities of any class or any other securities, warrants, rights or options, (3) to effect any reclassification of its Shares, (4) to effect any recapitalization, subdivision, combination or other capital reorganization, (5) to effect any consolidation or merger, Share exchange, or sale, lease or other disposition of all or substantially all of its property, assets or business, (6) to effect the liquidation, dissolution or winding up of the Company or (7) to effect any other action which would require an adjustment under this Section 3, then in each such case the Company will give to Investor written notice of such proposed action, which will specify the proposed date on which a record is to be taken for the purposes of such dividend, distribution or rights, or the proposed date on which such reclassification, reorganization, consolidation, merger, Share exchange, sale, transfer, disposition, liquidation, dissolution, winding up or other transaction is to take place and the date of participation therein by the holders of Shares, if any such date is to be fixed, or the proposed date on which the transfer of Shares is to occur, and will also specify such facts with respect thereto as will be reasonably necessary to indicate the effect of such action on the Share and on the Aggregate Number after giving effect to any adjustment which will be required as a result of such action. Such notice will be so given in the case of any action covered by clause (1) or (2) above at least ten days prior to the record date for determining holders of the Shares for purposes of such action and, in the case of any other such action, at least ten days prior to the earlier of the date of the taking of such proposed action or the date of participation therein by the holders of Shares.

(f) Effects of Exercise. Unless and until exercised, no provision of this Warrant will be construed as conferring upon Investor the right to receive dividends or distributions (except as provided in Section 5) or to vote as a member of the Company.

(g) Reservation of Shares. The Company will at all times reserve and keep available, solely for issuance, sale and delivery upon the exercise of this Warrant, a number of Shares equal to the Aggregate Number then in effect under this Warrant. All such Shares shall be duly authorized and, when issued upon exercise of this Warrant, shall be validly issued with no liability on the part of the holders thereof.

4. SALE OR TRANSFER OF WARRANT OR WARRANT SHARES.

(a) This Warrant will be registered on the books of the Company, which will be kept by it at its principal office for that purpose and will be transferable only on said books by Investor in person or by Investor’s duly authorized attorney upon surrender of this Warrant properly endorsed, and only in compliance with the following provisions of this Section 4.

(b) Neither this Warrant nor the Warrant Shares have been registered under the Securities Act of 1933, as amended, or under the securities laws of any state. Neither this Warrant nor such Warrant Shares, when issued, may be sold, transferred, pledged or hypothecated in the absence of an effective registration statement for this Warrant, or the Warrant Shares, as the case may be, under the Securities Act of 1933, as amended, and such registration or qualification as may be necessary under the securities laws of any state, or an opinion of counsel satisfactory to the Company that such registration or qualification is not required.

(c) Subject to paragraphs (a) through (b) of this Section 4, and the terms of the Shareholders’ Agreement, Investor may sell, exchange, assign, convey or otherwise transfer (“Transfer”) all or a portion of this Warrant or the Warrant Shares to third parties subject to the prior written consent of the Company, not to be unreasonably, withheld or conditioned; provided that the transferee agrees in writing for the benefit of the Company to be bound by the terms of this Warrant.

5. SHAREHOLDERS’ AGREEMENT. This Warrant is, and the Warrant Shares are, subject to the terms of the Shareholders’ Agreement, the terms of which are fully incorporated by reference herein, provided that in the event of any conflict between the terms of the Shareholders’ Agreement and this Warrant, the terms of this Warrant shall control.

6. REPLACEMENT WARRANT. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant. This Warrant will be promptly canceled by the Company upon the surrender of this Warrant in connection with any exchange transfer or replacement.

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7. FRACTIONAL SHARES. The Company will not be required to issue fractional Shares or fractional Shares of any other security upon the exercise or exchange of this Warrant. If any fraction of a Share or fractional portion of any other security would be issuable on the exercise or exchange of this Warrant, the Company may either (i) issue such fractional Share or fractional portion of any other security or, (ii) in lieu of issuing such fractional Share or other fractional security, pay to Investor for any such fraction an amount in cash equal to the product obtained by multiplying (i) such fraction times (ii) the value per share of such Share or of a portion of such other security, as the case may be, as reasonably determined by the board of directors of the Company as of the date of exercise.

8. REPRESENTATIONS AND WARRANTIES.

(a) The Company represents and warrants that this Warrant has been duly authorized, is validly issued, and constitutes the valid and binding obligation of the Company.

(b) The Company represents and warrants that it has duly authorized and reserved, such number of Shares as will be sufficient to permit the exercise in full of this Warrant, and that all such Shares are and will be duly authorized and, when issued upon exercise of this Warrant, will be validly issued, and free and clear of all encumbrances and will not have been issued in violation of any preemptive or similar rights of any member or equityholder of the Company.

(c) Neither the issuance of this Warrant nor the issuance of Warrant Shares upon exercise of this Warrant violates or conflicts with the Company’s Certificate of Incorporation or the Shareholders’ Agreement, each as amended, or any equivalent governing documents or any agreement to which the Company is a party.

9. AMENDMENTS. This Warrant may be amended, and the observance of any term of this Warrant may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and Investor in the case of an amendment or the party holding the right being waived in the case of a waiver.

10. NOTICES.

(a)	if to Company, to:

Soluna Cloud, Inc.

325 Washinton Avenue Extension

Albany, NY 11205

With copy to (which copy will not constitute notice):

Robert Drobnak, Esq.

Nixon Peabody LLP

70 West Madison

Suite 5200

Chicago, IL 60602

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(b)	If to Investor, to:

OSHER CAPITAL PARTNERS LLC

23 Tammy Road

Spring Valley, New York 10977

Attention: Ari Kluger, Manager

Email: arikluger@gmail.com

With copy to (which copy will not constitute notice): Eliezer Drew, Esq.

Grushko & Mittman, P.C.

1800 Rockaway Avenue, Suite 206

Hewlett, NY 11557

Email: Eli@grushkomittman.com

11. SUCCESSORS AND ASSIGNS GENERALLY. This Warrant and the rights evidenced hereby shall be binding upon and shall inure to the benefit of the parties hereto and the successors of the Company and the successors and permitted assigns (as determined pursuant to the Shareholders’ Agreement) of Investor. Such successors and/or permitted assigns (as determined pursuant to the Shareholders’ Agreement) of Investor shall be deemed to be Investor for all purposes hereunder.

12. NO THIRD-PARTY BENEFICIARIES. This Warrant is made and entered into for the sole protection and benefit of the Company and Investor and their respective permitted successors, assigns, heirs and estates, and, no other person will be a third-party beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Warrant.

13. HEADINGS. The headings in this Warrant are for reference only.

14. SEVERABILITY OF PROVISIONS. If any provision of this Warrant will be prohibited by or invalid under applicable Law, such provision will be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or any remaining provisions of this Warrant.

15. COUNTERPARTS; INTEGRATION. This Warrant may be executed in counterparts (and by different parties in different counterparts), each of which will constitute an original, but all of which when taken together will constitute a single contract. The words “execution,” “signed,” “signature,” and words of like import in this Warrant (or in any amendment, waiver, consent, joinder or supplement hereto or any other document delivered hereunder) shall be deemed to include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “.pdf”, “.tif” or “.jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, or any other similar state laws based on the Uniform Electronic Transactions Act. This Warrant constitutes the entire contract between the parties relating to the subject matter of this Warrant and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter of this Warrant.

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16. GOVERNING LAW; ARBITRATION. This Warrant shall be governed by the internal laws of the State of Delaware, without regard to conflict of law principles that would result in the application of any law other than the law of the State of Delaware. Subject to the last two sentences of this Section 16, each of the parties hereto irrevocably submits to the non-exclusive jurisdiction of the state and federal courts located in the State of Delaware over any suit, action or proceeding arising out of or relating to this Warrant. Except for claims, disputes and controversies that are not subject to arbitration by applicable law, any and all claims, disputes and controversies between or among the parties hereto, whether in tort, contract or otherwise, arising out of or relating to this Warrant shall, upon demand by any party, be determined by binding arbitration in the State of Delaware (or such other location as the parties mutually agree). The arbitration shall be administered by JAMS pursuant to its Expedited Arbitration Procedures then in effect (or any other form of arbitration mutually acceptable to the parties so involved).

17. WAIVER OF JURY TRIAL. EACH PARTY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS DOCUMENT OR THE TRANSACTIONS UNDER THIS WARRANT (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HAVE BEEN INDUCED TO ENTER INTO THIS WARRANT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

18. SURVIVAL OF PROVISIONS. Notwithstanding the full exercise by Investor of its rights to purchase Warrant Shares under this Warrant, the applicable provisions of this Warrant plus the definitions contained elsewhere in this Warrant will survive such exercise and the expiration of the Exercise Period.

[Signature page follows.]

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The parties have executed this Warrant as of the date list set forth above.

COMPANY:

SOLUNA CLOUD, INC.

By:
Name:	John Belizaire
Title:	Chief Executive Officer

 Signature Page to Stock Warrant

ACCEPTED AND AGREED:

INVESTOR:

OSHER CAPITAL PARTNERS LLC

By:
Name:
Title:

Signature Page to Stock Warrant

NOTICE OF EXERCISE

TO:	SOLUNA CLOUD, INC.

(1) The undersigned hereby elects to purchase Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

____________________________________

(3) Accredited Investor. The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing Entity:_________________________________________________________________

Signature of Authorized Signatory of Investing Entity:___________________________________________

Name of Authorized Signatory:_____________________________________________________________

Title of Authorized Signatory:_____________________________________________________________

Date:________________________________________________________________________________

EXHIBIT B

FORM OF FIRST AMENDMENT DATE NOTE

[SEE ATTACHMENT]

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. THIS NOTE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM. THE ISSUER OF THIS NOTE MAY REQUIRE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION OTHERWISE COMPLIES WITH THE ACT AND APPLICABLE STATE SECURITIES LAWS.

[FORM OF] PROMISSORY NOTE

$[___]	July 12, 2024

FOR VALUE RECEIVED, SOLUNA AL CLOUDCO, LLC, a Delaware limited liability company (the “Company”), promises to pay to [__________________], a [________________] (including its successors and permitted assigns, the “Holder”), the principal amount of [___] and 00/100 U.S. DOLLARS ($[___].00 USD) (or, if less, so much thereof as shall not have been repaid or prepaid) on or before July 12, 2027 (the “Maturity Date”), with interest on the terms and conditions set forth herein.

This Promissory Note (this “Note”) is issued by the Company pursuant to that certain Note Purchase Agreement, dated as of June 20, 2024 (as amended by the First Amendment to Note Purchase Agreement dated as of July 12, 2024 and as further amended, restated, or otherwise modified from time to time, the “Note Purchase Agreement”), by and among the Company, SOLUNA CLOUD, INC., a Nevada corporation (“Cloud”), SOLUNA HOLDINGS, INC., a Nevada corporation (“Holdings” and, along with Cloud, each a “Guarantor” and together the “Guarantors”), Holder and each other investor from time to time a party hereto (individually, an “Investor” and collectively, “Investors”), and GREENCLOUD PARTNERS, LLC (f/k/a GREEN CLOUD HOLDINGS, LLC), a Delaware limited liability company, in its capacity as administrative agent for the Investors (in such capacity, together with its successors and permitted assigns, the “Administrative Agent”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Note Purchase Agreement.

The following is a statement of the other rights and obligations of the Holder of this Note and the terms and conditions to which this Note is subject, and to which the Holder hereof by the acceptance of this Note agrees:

1. Interest. Interest shall accrue on the unpaid principal balance of this Note at a rate of nine percent (9.0%) per annum; provided, however, that, upon the occurrence of an Event of Default that is continuing, interest shall accrue on the unpaid principal balance of this Note at a such rate plus nine (9.0%) per annum (such additional rate of interest applicable upon the occurrence of an Event of Default that is continuing, the “Incremental Default Rate”). Interest shall be calculated on the basis of the actual number of days elapsed over a 360-day year and shall compound monthly (other than with respect to interest that accrues at the Incremental Default Rate, which shall compound annually). Interest accruing at the Incremental Default Rate shall be payable on demand.

2. Payment.

(a) Scheduled Payments. The Company will pay to the Investor the amounts set forth on Exhibit A on or prior to the dates set forth on Exhibit A, which payments shall be applied to the outstanding principal balance and accrued interest as set forth on Exhibit A.

(b) Prepayment. The Company may prepay any outstanding balance due under this Note in whole or in part at any time without penalty, premium or fee.

(c) Maturity Date. The entire remaining unpaid principal balance of this Note, all accrued but unpaid interest and all other sums due the Holder under this Note shall be due and payable in full, without demand, protest, or notice of protest, on the Maturity Date.

3. Remedies. Upon the occurrence of an Event of Default that is continuing, all unpaid principal, accrued but unpaid interest and other amounts owing under this Note and the other Note Documents shall, at the option of, and only upon written notice provided to the Company exclusively by the Administrative Agent (acting at the direction of the Required Investors), be immediately due and payable; provided, however, that, in the case of an Event of Default specified under subsection (d) of Section 4 of the Note Purchase Agreement, all unpaid principal, accrued but unpaid interest and other amounts owing under this Note and the other Note Documents shall automatically be immediately due and payable without presentment, demand, protest or other formalities of any kind. If an Event of Default occurs and is continuing, then the Administrative Agent (on behalf of itself and the Investors) may pursue any available remedy by proceeding at law or in equity to collect the payment of amounts due under this Note and the other Note Documents, or to enforce the performance of any provision of this Note and the other Note Documents. The Company agrees to pay all reasonable costs and expenses (including, without limitation, reasonable and documented attorneys’ fees) incurred by the Administrative Agent in connection with the enforcement of this Note and the other Note Documents upon the occurrence of an Event of Default that is continuing. Notwithstanding the foregoing, the Administrative Agent (acting at the direction of the Required Investors) may elect in writing to waive any Event of Default and upon receipt of such waiver, any Event of Default (including any prior Event of Default which is continuing) shall be deemed to be waived by the Administrative Agent, the Holder and the other Investors.

4.  Collateral. This Note shall be secured by all or substantially all of the Company’s assets pursuant to the Company Security Agreement and all other security documents executed in connection this Note and the Note Purchase Agreement, including, without limitation, the Collateral Assignment, the Cloud Security Agreement, the Cloud Pledge Agreement, the Holdings Security Agreement and the Holdings Pledge Agreement, in each case, subject to the terms and conditions set forth therein.

5. Assignment. This Note shall not be assignable by Company or the Holder without the prior written consent of the other party; provided, however that the Holder may assign this Note without consent of the Company in accordance with Section 6 of the Note Purchase Agreement.

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6. Miscellaneous.

6.1 Waivers and Amendments. The terms and provisions of this Note may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely), only in the manner set forth in Section 11 of the Note Purchase Agreement. This Note may be discharged or terminated only in accordance with the terms hereof and the Note Purchase Agreement. This Note, or any provisions hereof, may not be amended, modified, waived, discharged or terminated orally, but only in writing as set forth in Section 11 of the Note Purchase Agreement.

6.2 Governing Law; Jurisdiction and Venue; Waiver of Jury Trial; Arbitration.

(a) This Note shall be governed by the internal laws of the State of Delaware, without regard to conflict of law principles that would result in the application of any law other than the law of the State of Delaware. Subject to clause (c) of this Section 6.2, each of the parties hereto irrevocably submits to the non-exclusive jurisdiction of the state and federal courts located in the State of Delaware over any suit, action or proceeding arising out of or relating to this Note.

(b) EACH OF THE COMPANY AND HOLDER HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG ANY OF THEM ARISING OUT OF, CONNECTED WITH, RELATING TO OR INCIDENTAL TO THE RELATIONSHIP BETWEEN THEM IN CONNECTION WITH THIS NOTE.

(c) Except for claims, disputes and controversies that are not subject to arbitration by applicable law, any and all claims, disputes and controversies between or among the parties hereto, whether in tort, contract or otherwise, arising out of or relating to this Note shall, upon demand by any party, be determined by binding arbitration in the State of Delaware (or such other location as the parties mutually agree). The arbitration shall be administered by JAMS pursuant to its Expedited Arbitration Procedures then in effect (or any other form of arbitration mutually acceptable to the parties so involved). Judgment on the award may be entered in any state or federal court having jurisdiction in the State of Delaware.

6.3 Severability. Should any provision of this Note be held by any court of competent jurisdiction to be void or unenforceable, such defect shall not affect the remainder of this Note, which shall continue in full force and effect.

6.4 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given if provided consistent with the Notice provision of the Note Purchase Agreement.

6.5 Inconsistency. In the event of any conflict between the terms of the Note Purchase Agreement and this Note, the terms of the Note Purchase Agreement shall govern and control.

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6.6 Counterparts. This Note may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. One or more counterparts of this Note may be delivered by facsimile or by .pdf, .tif, ..gif, .peg or similar attachment to electronic mail, and any such counterparts shall have the same effect as an original executed counterpart hereof, and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. The words “execution,” “signed,” “signature,” and words of like import in this Note (or in any amendment, waiver, consent, joinder or supplement hereto or any other document delivered hereunder) shall be deemed to include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “.pdf”, “.tif” or “.jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, or the Uniform Electronic Transactions Act.

IN WITNESS WHEREOF, Company has caused this Note to be issued as of the date first written above.

THE COMPANY:

SOLUNA AL CLOUDCO, LLC

By:
Name:	John Belizaire
Title:	CEO

ACKNOWLEDGED AND AGREED TO:

HOLDER:

[FIRST AMENDMENT DATE INVESTOR]

By:
Name:
Title:

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EXHIBIT A

Payment Date	Principal Amount Payable	Interest Amount Payable	Total Payment Amount (i.e., principal plus interest amounts)
August [ ],[1] 2024	$0	$0	$0
September [ ], 2024	$0	$0	$0
October [ ], 2024	$0	$0	$0
November [ ], 2024	$[___]	$[___]	$[___]
December [ ], 2024	$[___]	$[___]	$[___]
January [ ], 2025	$[___]	$[___]	$[___]
February [ ], 2025	$[___]	$[___]	$[___]
March [ ], 2025	$[___]	$[___]	$[___]
April [ ], 2025	$[___]	$[___]	$[___]
May [ ], 2025	$[___]	$[___]	$[___]
June [ ], 2025	$[___]	$[___]	$[___]
July [ ], 2025	$[___]	$[___]	$[___]
August [ ], 2025	$[___]	$[___]	$[___]
September [ ], 2025	$[___]	$[___]	$[___]
October [ ], 2025	$[___]	$[___]	$[___]
November [ ], 2025	$[___]	$[___]	$[___]
December [ ], 2025	$[___]	$[___]	$[___]
January [ ], 2026	$[___]	$[___]	$[___]
February [ ], 2026	$[___]	$[___]	$[___]
March [ ], 2026	$[___]	$[___]	$[___]
April [ ], 2026	$[___]	$[___]	$[___]
May [ ], 2026	$[___]	$[___]	$[___]
June [ ], 2026	$[___]	$[___]	$[___]
July [ ], 2026	$[___]	$[___]	$[___]
August [ ], 2026	$[___]	$[___]	$[___]
September [ ], 2026	$[___]	$[___]	$[___]
October [ ], 2026	$[___]	$[___]	$[___]
November [ ], 2026	$[___]	$[___]	$[___]
December [ ], 2026	$[___]	$[___]	$[___]
January [ ], 2027	$[___]	$[___]	$[___]
February [ ], 2027	$[___]	$[___]	$[___]
March [ ], 2027	$[___]	$[___]	$[___]
April [ ], 2027	$[___]	$[___]	$[___]
May [ ], 2027	$[___]	$[___]	$[___]
June [ ], 2027	$[___]	$[___]	$[___]
July [ ]. 2027	$[___]	$[___]	$[___]

1 NTD: To be one month from effective date of First Amendment.

5

EXHIBIT C

FORM OF JOINDER TO SHAREHOLDERS’ AGREEMENT

[SEE ATTACHMENT]

[FORM OF] JOINDER

TO

SHAREHOLDERS’ AGREEMENT

(SOLUNA CLOUD, INC.)

The undersigned (the “Additional Shareholder”) hereby agrees to join and become a party to the Shareholders’ Agreement of SOLUNA CLOUD, INC., a Nevada corporation (the “Company”) dated as of June 20, 2024 (as supplemented pursuant to this Joinder as of the date hereof and as may be further amended, restated, supplemented or other modified from time to time, the “Shareholders’ Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Shareholders’ Agreement) by and among the Company and the other Shareholders party thereto from time to time. The Additional Shareholder hereby agrees that upon execution of this Joinder, it shall become a party to the Shareholders’ Agreement as a “Shareholder” and an “Other Shareholder” and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Shareholders’ Agreement as though an original party thereto.

Sections 4.8 (Governing Law, Venue, Waiver of Jury Trial; Arbitration) and 4.10 (Counterparts) of the Shareholders’ Agreement are hereby incorporated herein by reference, and shall apply to this Joinder, mutatis mutandis, as if fully set forth herein.

* * * * *

Effective Date: July 12, 2024

ADDITIONAL SHAREHOLDER:

[FIRST AMENDMENT DATE INVESTOR]

By:
Name:
Title:

[Signature Page to Joinder to Shareholders’ Agreement (Soluna Cloud)]

ACCEPTED AND AGREED: COMPANY:

SOLUNA CLOUD, INC.

By:
Name:	John Belizaire
Title:	CEO

[Signature Page to Joinder to Shareholders’ Agreement (Soluna Cloud)]

EXHIBIT D

AMENDMENTS TO NOTE DOCUMENTS

[SEE ATTACHMENTS]

EXECUTION VERSION

OMNIBUS AMENDMENT TO NOTE DOCUMENTS

THIS OMNIBUS AMENDMENT TO NOTE DOCUMENTS (this “Amendment”), dated as of July 12, 2024, is entered into by and among SOLUNA AL CLOUDCO, LLC, a Delaware limited liability company (the “Company”), SOLUNA CLOUD, INC., a Nevada corporation (“Cloud”), SOLUNA HOLDINGS, INC., a Nevada corporation (“Holdings” and, along with Cloud, each a “Guarantor” and together the “Guarantors” and, each Guarantor along with the Company, each a “Note Party” and together the “Note Parties”) and GREENCLOUD PARTNERS, LLC (f/k/a GREEN CLOUD HOLDINGS, LLC), a Delaware limited liability company (“GreenCloud”), in its capacity as “Investor” under the Existing Note Purchase Agreement (as defined below) (in such capacity, the “Existing Investor”) and in its capacity as “Administrative Agent” under the Amended Note Purchase Agreement (as defined below) (in such capacity, the “Administrative Agent”). Capitalized terms not defined herein shall have the meanings ascribed to such terms in the Existing Note Purchase Agreement (as defined below).

WHEREAS, each Note Party and the Existing Investor are parties to that certain Note Purchase Agreement dated as of June 20, 2024 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Note Purchase Agreement”), pursuant to which, among other things, the Company has issued in favor of the Existing Investor a promissory note dated as of June 20, 2024 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Closing Date Note”) in a principal amount equal to Twelve Million Five Hundred Thousand Dollars ($12,500,000);

WHEREAS, in connection with the Existing Note Purchase Agreement, the Note Parties have executed and delivered in favor of the Existing Investor, among other things, the following documents (collectively, the “Existing Ancillary Documents”): (i) the Guaranty dated as of June 20, 2024 executed and delivered by Holdings (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Holdings Guaranty”), (ii) the Guaranty dated as of June 20, 2024 executed and delivered by Cloud (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Cloud Guaranty” and, together with the Existing Holdings Guaranty, collectively, the “Existing Guarantees”), (iii) the Stock Pledge Agreement dated as June 20, 2024 executed and delivered by Holdings (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Holdings Pledge Agreement”), (iv) the Membership Interest Pledge Agreement dated as June 20, 2024 executed and delivered by Cloud (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Cloud Pledge Agreement” and, together with the Existing Holdings Pledge Agreement, collectively, the “Pledge Agreements”), (v) the Security Agreement dated as June 20, 2024 executed and delivered by Holdings (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Holdings Security Agreement”), (vi) the Security Agreement dated as June 20, 2024 executed and delivered by Cloud (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Cloud Security Agreement”), (vii) the Security Agreement dated as June 20, 2024 executed and delivered by the Company (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Company Security Agreement” and, together with the Existing Holdings Security Agreement and the Existing Cloud Security Agreement, collectively, the “Security Agreements”) and (viii) the Collateral Assignment Agreement dated as of June 20, 2024 executed and delivered by the Company (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Collateral Assignment”);

WHEREAS, pursuant to the First Amendment to Note Purchase Agreement dated as of the date hereof (the “First Amendment”) by and among each Note Party, the Existing Investor and each of the persons named on Annex A of the First Amendment as a “New Investor” (each, a “New Investor” and, together with the Existing Investor, collectively, the “Investors” and, each, an “Investor”), the parties thereto have agreed to amend the Existing Note Purchase Agreement (as amended and modified by the First Amendment, the “Amended Note Purchase Agreement”) to, among other things, (i) include each New Investor as an “Investor” thereunder, (ii) permit the issuance of the First Amendment Date Notes (as defined in the First Amendment) in favor of the New Investors thereunder and (iii) appoint GreenCloud as the Administrative Agent for the Investors thereunder; and

WHEREAS, in connection with the First Amendment and the Amended Note Purchase Agreement, the parties hereto desire to amend the Existing Ancillary Documents (collectively, as amended and modified by this Amendment, the “Amended Ancillary Documents”) as provided, and solely on the terms and conditions set forth, in this Amendment.

NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1

AMENDMENTS TO EXISTING ANCILLARY DOCUMENTS

1.1 Existing Holdings Guaranty. The Existing Holdings Guaranty is hereby amended (a) to delete the stricken text (indicated textually in the same manner as the following examples: ~~stricken text~~ and ~~stricken text~~) and (b) to add the double-underlined text (indicated textually in the same manner as the following examples: double-underlined text and double- underlined text), in each case, as set forth in the marked copy of the Existing Holdings Guaranty attached hereto as Attachment 1 hereto and made a part hereof for all purposes.

1.2 Existing Cloud Guaranty. The Existing Cloud Guaranty is hereby amended (a) to delete the stricken text (indicated textually in the same manner as the following examples: ~~stricken text~~ and ~~stricken text~~) and (b) to add the double-underlined text (indicated textually in the same manner as the following examples: double-underlined text and double-underlined text), in each case, as set forth in the marked copy of the Existing Cloud Guaranty attached hereto as Attachment 2 hereto and made a part hereof for all purposes.

1.3 Existing Pledge Agreements. Each of the Existing Pledge Agreements is hereby amended as follows:

(a) The definition of “Pledgee” in the Preamble of each Existing Pledge Agreement is hereby amended and restated in its entirety to read as follows:

2

“GREENCLOUD PARTNERS, LLC (f/k/a GREEN CLOUD HOLDINGS, LLC), a Delaware limited liability company, in its capacity as administrative agent for the Investors under the Note Purchase Agreement (as defined below) (in such capacity, together with its permitted successors and assigns, the “Pledgee”).”

(b) Article 1 (Pledge of Pledged Interests) of each Existing Pledge Agreement is hereby amended by deleting the words “the Pledgor hereby pledges to the Pledgee, and hereby grants to the Pledgee” and replacing them with “the Pledgor hereby pledges, and hereby grants, to the Pledgee (for the benefit of itself and the Investors)”.

(c) Article 7 (Application of Proceeds of Sale) of each Existing Pledge Agreement is hereby amended and restated in its entirety to read as follows:

“The proceeds of sale of any Pledged Interests sold pursuant to Article 6 hereof shall be applied in accordance with Section 13 of the Note Purchase Agreement.”

(d) Article 8 (Release of Security) of each Existing Pledge Agreement is hereby amended by inserting the words “any Investor or” before the word “Pledgee” in clause (b) thereof.

(e) Article 10 (Power of Attorney; Assignment; Duty of Care) of each Existing Pledge Agreement is hereby amended by amending and restating clause (b) thereof in its entirety to read as follows:

“(b) This Agreement shall not be assignable by Pledgor or the Pledgee, except as expressly permitted pursuant to the Note Purchase Agreement.”

1.4 Existing Security Agreements. Each of the Existing Security Agreements is hereby amended as follows:

(a) The definition of “Investor” in the Preamble of each Existing Security Agreement is hereby amended and restated in its entirety to read as follows:

“GREENCLOUD PARTNERS, LLC (f/k/a GREEN CLOUD HOLDINGS, LLC), a Delaware limited liability company, in its capacity as administrative agent for the Investors under the Note Purchase Agreement (as defined below) (in such capacity, together with its permitted successors and assigns, the “Administrative Agent”).”

(b) Section 2 (Grant of Security Interest) of each Existing Security Agreement is hereby amended by deleting the words “the Company hereby pledges to Investor, and hereby grants to Investor” and replacing them with “the Company hereby pledges, and hereby grants, to the Administrative Agent (for the benefit of itself and the Investors)”.

3

(c) Section 7 (Insurance) of each Existing Security Agreement is hereby amended by (i) deleting the words “payable to the Investor” in clause (a) thereof and replacing them with “payable to the Administrative Agent (for the benefit of itself and the Investors)” and (ii) deleting the words “in accordance with the terms thereof and the Note Purchase Agreement” in clause (b) thereof and replacing them with “in accordance with Section 13 of the Note Purchase Agreement.”

(d) Section 16 (Proceeds of Dispositions; Expenses) of each Existing Security Agreement is hereby amended by deleting the words “in accordance with the terms thereof” and replacing them with “in accordance with Section 13 of the Note Purchase Agreement”.

(e) Section 22 (Capitalized Terms; Definitions) of the Existing Company Security Agreement is hereby amended by deleting the words in “in accordance with the terms thereof” in clause (i)(iii) of the definition of “Permitted Dispositions” and replacing them with “in accordance with Section 13 of the Note Purchase Agreement”.

(f) Except as otherwise provided in this Section 1.4, each reference in each Existing Security Agreement to “the Investor” and “Investor” is hereby deleted and replaced with “the Administrative Agent”.

1.5 Existing Collateral Assignment. The Existing Collateral Assignment is hereby amended as follows:

(a) The definition of “Investor” in the Preamble of the Existing Collateral Assignment is hereby amended and restated in its entirety to read as follows:

“GREENCLOUD PARTNERS, LLC (f/k/a GREEN CLOUD HOLDINGS, LLC),

a Delaware limited liability company, in its capacity as administrative agent for the Investors under the Note Purchase Agreement (as defined below) (in such capacity, together with its permitted successors and assigns, the “Administrative Agent”).”

(b) Section 1 (Assignment) of the Existing Collateral Assignment is hereby amended by deleting the words “the Company hereby collaterally assigns to the Investor, and grants to it” and replacing them with “the Company hereby collaterally assigns, and grants, to the Administrative Agent (for the benefit of itself and the Investors)”.

(c) Section 3 (Termination) of the Existing Collateral Assignment is hereby amended by deleting the words “the Investor” and replacing them with “any Investor or the Administrative Agent”.

(d) Section 5 (Miscellaneous) of the Existing Collateral Assignment is hereby amended by deleting the second sentence of clause (c) thereof and replacing it as follows:

“This Agreement shall not be assignable by Pledgor or the Administrative Agent, except as expressly permitted pursuant to the Note Purchase Agreement.”

4

(e) Except as otherwise provided in this Section 1.5, each reference in the Existing Collateral Assignment to “the Investor” and “Investor” is hereby deleted and replaced with “the Administrative Agent”.

1.6 Global Amendments to Existing Ancillary Documents. Each of the parties hereto expressly confirms, agrees and acknowledges that each of the Existing Ancillary Documents are hereby further amended as follows:

(a) Any and all references to “GREEN CLOUD HOLDINGS, LLC” in the Existing Ancillary Documents shall refer to “GREENCLOUD PARTNERS, LLC (f/k/a GREEN CLOUD HOLDINGS, LLC)”.

(b) The definition of “Note” in each Existing Ancillary Document is hereby amended to refer, collectively, to each of the Notes issued by the Company pursuant to the Existing Note Purchase Agreement and the Amended Note Purchase Agreement, including without limitation, the Closing Date Note issued in favor of the Existing Inventor and each of the First Amendment Date Notes issued (or to be issued) to the New Investors, in each case, as may be amended, restated, supplemented or otherwise modified from time to time.

(c) The definition of “Note Purchase Agreement” in each Existing Ancillary Document is hereby amended to refer to the Amended Note Purchase Agreement, as may be further amended, restated, supplemented or otherwise modified from time to time.

SECTION 2

REPRESENTATIONS AND WARRANTIES

Each Note Party hereby represents and warrants to the Investors as of the date hereof that:

2.1 Due Authorization, etc. The execution and delivery of this Amendment and the performance of each Note Party’s obligations under each Amended Ancillary Document to which it is a party are duly authorized by all necessary corporate or limited liability company, as applicable, action, do not require any filing or registration with or approval or consent of any governmental agency or authority, and do not (a) contravene or constitute a default under any provision of law or any judgment, injunction, order or decree binding upon such Note Party or any provision of such Note Party’s organizational documents (e.g., charter, certificate or articles of incorporation and by-laws, certificate or articles of association and operating agreement, partnership agreement, or other similar organizational documents), (b) contravene or constitute a default under any covenant, indenture or agreement of or affecting such Note Party or any of its property, in each case where such contravention or default, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Change of such Note Party, or (c) result in the creation or imposition of any lien on any property of such Note Party other than the liens pursuant to the Note Documents.

5

2.2 Validity. This Amendment has been duly executed and delivered by each Note Party. Each Amended Ancillary Document constitutes valid and binding obligations of each Note Party party thereto enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

SECTION 3

CONDITIONS PRECEDENT

This Amendment shall become effective upon satisfaction of all of the following conditions precedent:

3.1 Receipt of Documents. The Administrative Agent and each applicable Investor shall have received all of the following:

(a) Amendment. A counterpart original of this Amendment duly executed by each Note Party, each Investor and the Administrative Agent.

3.2 First Amendment. The effective date of the First Amendment shall have occurred and the Amended Note Purchase Agreement shall be in full force and effect.

3.3 Representations and Warranties. Each of the representations and warranties set forth in Section 3 of this Amendment shall be true and correct in all material respects.

SECTION 4

MISCELLANEOUS

4.1 Reaffirmation. Each Note Party hereby ratifies and reaffirms all indebtedness, liabilities, and obligations of every kind and nature of such Note Party under or in connection with the Amended Note Purchase Agreement and each Amended Ancillary Document to which it is a party. Each Note Party hereby confirms that the execution of this Amendment, the First Amendment, the other Note Documents to which it is a party and all other instruments, documents and agreements contemplated thereby shall in no way reduce or adversely affect the terms of the Existing Note Purchase Agreement or any Existing Ancillary Document to which it is a party, as amended thereby or hereby.

4.2 Documents Remain in Effect. Except as amended and modified by this Amendment and the exhibits attached hereto, each Existing Ancillary Document and the documents executed pursuant to such Existing Ancillary Document remain in full force and effect and each Note Party hereby ratifies, adopts and confirms the terms and conditions of each Existing Ancillary Document to which it is a party and the documents executed pursuant to such Existing Ancillary Document and all of its obligations and liabilities thereunder. Without limiting the generality of the foregoing, (a) each Note Party hereby ratifies and reaffirms its grant of liens on and security interest in the collateral securing such Note Party’s obligations pursuant to the Collateral Documents (as defined in the Amended Note Purchase Agreement), and each of the other Note Documents, to which it is a party, and confirms that such liens and security interests continue to secure the obligations of such Note Party pursuant to the Amended Note Purchase Agreement and each Amended Ancillary Document to which it is a party.

6

4.3 Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. One or more counterparts of this Amendment may be delivered by facsimile or by .pdf, .tif, .gif, .peg or similar attachment to electronic mail, and any such counterparts shall have the same effect as an original executed counterpart hereof, and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. The words “execution,” “signed,” “signature,” and words of like import in this Amendment (or in any amendment, waiver, consent, joinder or supplement hereto or any other document delivered hereunder or thereunder) shall be deemed to include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “.pdf”, “.tif” or “.jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, or the Uniform Electronic Transactions Act.

4.4 Headings. Headings used in this Amendment are for convenience of reference only, and shall not affect the construction of this Amendment.

4.5 Expenses. The Company agrees to pay all out-of-pocket costs and expenses reasonably incurred by the Administrative Agent (including reasonable and documented attorneys’ fees) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith.

4.6 Governing Law; Jurisdiction and Venue; Waiver of Jury Trial; Arbitration. (a) This Amendment shall be governed by the internal laws of the State of Delaware, without regard to conflict of law principles that would result in the application of any law other than the law of the State of Delaware. Subject to clause (c) of this Section 4.6, each of the parties hereto irrevocably submits to the non-exclusive jurisdiction of the state and federal courts located in the State of Delaware over any suit, action or proceeding arising out of or relating to this Amendment.

(b) EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG ANY OF THEM ARISING OUT OF, CONNECTED WITH, RELATING TO OR INCIDENTAL TO THE RELATIONSHIP BETWEEN THEM IN CONNECTION WITH THIS AMENDMENT.

7

(c) Except for claims, disputes and controversies that are not subject to arbitration by applicable law, any and all claims, disputes and controversies between or among the parties hereto, whether in tort, contract or otherwise, arising out of or relating to this Amendment shall, upon demand by any party, be determined by binding arbitration in the State of Delaware (or such other location as the parties mutually agree). The arbitration shall be administered by JAMS pursuant to its Expedited Arbitration Procedures then in effect (or any other form of arbitration mutually acceptable to the parties so involved). Judgment on the award may be entered in any state or federal court having jurisdiction in the State of Delaware.

4.7 Severability. If any provision of this Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction.

4.8 Successors. The terms and conditions of this Amendment shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties hereto.

4.9 Entire Agreement. This Amendment constitutes the entire agreement of the respective parties with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous understandings, whether written or oral.

[signature page attached]

8

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

NOTE PARTIES:

SOLUNA AL CLOUDCO, LLC

By:	/s/ John Belizaire
Name:	John Belizaire
Title:	CEO

SOLUNA HOLDINGS, INC.

By:	/s/ John Belizaire
Name:	John Belizaire
Title:	CEO

SOLUNA CLOUD, INC.

By:	/s/ John Belizaire
Name:	John Belizaire
Title:	CEO

[signature pages continue on the following page]

[Signature Page to Omnibus Amendment to Note Documents (Soluna Cloud)]

ADMINISTRATIVE AGENT:

GREENCLOUD PARTNERS, LCC
(f/k/a GREEN CLOUD HOLDINGS, LLC)

By: Cincinnatus Management, LLC, as its Managing Member

By:	/s/ David Altshuler
Name:	David Altshuler
Title:	CEO

CLOSING DATE INVESTOR:

GREENCLOUD PARTNERS, LCC
(f/k/a GREEN CLOUD HOLDINGS, LLC)

By: Cincinnatus Management, LLC, as its Managing Member

By:	/s/ David Altshuler
Name:	David Altshuler
Title:	CEO

[signature pages continue on the following page]

[Signature Page to Omnibus Amendment to Note Documents (Soluna Cloud)]

NEW INVESTORS

ALPHA CAPITAL ANSTALT

By:	/s/ Nicola Feuerstein
Name:	Nicola Feuerstein
Title:	Director

OSHER CAPITAL PARTNERS LLC

By:	/s/ Ari Kluger
Name:	Ari Kluger
Title:	Manager

DEBT PARTICIPATION 26 LLC

By:	/s/ David Obstfeld
Name:	David Obstfeld
Title:	Managing Member

[Signature Page to Omnibus Amendment to Note Documents (Soluna Cloud)]

ATTACHMENT 1

AMENDED HOLDINGS GUARANTY

[SEE ATTACHMENT]

CONFORMED COPY OF GUARANTY AGREEMENT THROUGH OMNIBUS

AMENDMENT DATED AS OF JULY 12, 2024

~~EXECUTION VERSION~~

GUARANTY AGREEMENT

This GUARANTY AGREEMENT (this “Guaranty”) is dated effective as of June 20, 2024 and is given by SOLUNA HOLDINGS, INC., a Nevada corporation, with a notice address of 325 Washington Avenue Extension, Albany, NY 12205 (the “Guarantor”), in favor of GREENCLOUD PARTNERS, LLC (f/k/a GREEN CLOUD HOLDINGS, LLC), a Delaware limited liability company ~~(the “Holder~~, as administrative agent for the Investors under the Note Purchase Agreement (as defined below) (the “Administrative Agent”).

Reference is made to the Note Purchase Agreement dated as of the date hereof (as amended pursuant to the First Amendment to Note Purchase Agreement dated as of July 12, 2024 and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Note Purchase Agreement”~~; capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Note Purchase Agreement~~)) by and among SOLUNA AL CLOUDCO, LLC, a Delaware limited liability company (the “Issuer”), the Guarantor, SOLUNA CLOUD, INC., a Nevada corporation, ~~and the Holder~~each investor from time to time a party thereto (each, an “Investor” and, collectively, the “Investors”) and the Administrative Agent, pursuant to which, among other things, the Issuer has issued in favor of ~~Holder a~~the Investors certain promissory ~~note dated as of the date hereof~~notes (as amended, restated, supplemented or otherwise modified from time to time, the “~~Note”) in a principal amount equal to Twelve Million Five Hundred Thousand Dollars ($12,500,000).~~Notes”), pursuant to the terms and conditions of the Note Purchase Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Note Purchase Agreement

Pursuant to the terms of the Note Purchase Agreement, the Guarantor is required to execute and deliver this Guaranty in favor of the ~~Holder~~Administrative Agent.

THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Guarantor hereby agrees for the benefit of the ~~Holder~~Administrative Agent (on behalf of itself and the Investors) as follows:

1.	Guaranty of Payment and Performance. Subject to the Intercreditor Agreement, the Guarantor hereby guarantees ~~to the Holder,~~ the full and punctual payment and the performance when due (whether at maturity, by acceleration or otherwise) of the following obligations of the Issuer ~~to the Holder~~: (i) all indebtedness of the Issuer owed to the ~~Holder~~Investors evidenced by the ~~Note~~Notes, when the same shall become due and payable (subject to any applicable periods of grace or cure), whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, including principal, interest and all other amounts payable under the terms the ~~Note~~Notes and (ii) all other payment obligations, now existing or hereafter arising, that are now or hereafter owed by the Issuer ~~to the Holder~~ in connection with, arising out of or relating to the ~~Note~~Notes or any other Note Document, including, without limitation, all reasonable and documented out-of-pocket fees and disbursements of counsel incurred by the Administrative Agent in connection with the enforcement of the ~~Note~~Notes or any other Note Document as permitted hereunder or thereunder, as applicable (such obligations are referred to herein as the “Obligations”). The Guarantor acknowledges that it has received copies of the ~~Note~~Notes, the Note Purchase Agreement and the other Note Documents, including all respective exhibits and schedules thereto, has reviewed and understands the Obligations which it has agreed to Guaranty. This Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance of the Obligations when due and not of their collectability. All payments required under this Guaranty shall be made to the ~~Holder~~Administrative Agent (for the benefit of itself and the Investors).

2.	Guarantor’s Agreement to Pay. The Guarantor further agrees to reimburse the ~~Holder~~Administrative Agent, promptly on demand, for all reasonable costs and expenses (including reasonable and documented legal expenses) incurred or expended by the ~~Holder~~Administrative Agent in connection with the Obligations, this Guaranty and the enforcement thereof.

3.	Waivers by Guarantor; ~~Holder’s~~Administrative Agent’s Freedom to Act. The Guarantor waives presentment, demand, protest, notice of acceptance, notice of the Obligations incurred and all other notices of any kind, all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshalling of assets of the Issuer, and any other rights that could accrue to a surety against a principal. Without limiting the generality of the foregoing, the Guarantor agrees to the provisions of any instrument evidencing, securing or otherwise executed in connection with the Obligations and agrees that the Obligations of the Guarantor hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (i) the failure of the ~~Holder~~Administrative Agent or any Investor to assert any claim or demand or to enforce any right or remedy against the Issuer; (ii) any extensions or renewals of any Obligations; (iii) any rescissions, waivers, amendments or modifications of any of the terms or provisions of any agreement evidencing, securing or otherwise executed in connection with the Obligations; (iv) the substitution or release of any entity primarily or secondarily liable for the Obligations; (v) the adequacy of any rights the ~~Holder~~Administrative Agent or any Investor may have against any collateral or other means of obtaining repayment of the Obligations; (vi) the impairment of any collateral securing the Obligations, including without limitation the failure to perfect or preserve any rights the ~~Holder~~Administrative Agent (for the benefit of itself and the Investors) might have in such collateral or the substitution, exchange, surrender, release, loss or destruction of any such collateral; or (vii) any other act or omission which might in any manner or to any extent vary the risk of the Guarantor or otherwise operate as a release or discharge of the Guarantor, all of which may be done without notice to the Guarantor.

4.	Unenforceability of Obligations Against ~~Borrower~~Issuer. The Guarantor waives any and all defenses, claims and discharges of the Issuer pertaining to the Obligations, except the defense of discharge by payment in full. Without limiting the generality of the foregoing, the Guarantor will not assert, plead or enforce against the ~~Bank~~Administrative Agent or any Investor any defense of waiver, release, discharge in bankruptcy, statute of limitations, res judicata, statute of frauds, anti-deficiency statute, fraud, incapacity, minority, usury, illegality or unenforceability which may be available to the Issuer in respect of any of the Obligations.

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5.	Security. This Guaranty is secured by the security interests granted by the Guarantor in favor of the ~~Holder~~Administrative Agent (on behalf of itself and the Investors) pursuant to the Holdings Security Agreement and the Holdings Pledge Agreement, in each case, which are subject to the Intercreditor Agreement.

6.	Subrogation; Subordination. Until the payment and performance in full of the Obligations, the Guarantor shall not exercise any subrogation or similar rights against the Issuer arising as a result of payment by the Guarantor hereunder, and will not assert any claim in competition with the ~~Holder~~Administrative Agent or any Investor in respect of any payment hereunder in bankruptcy or insolvency proceedings of any nature; the Guarantor will not claim any set-off or counterclaim against the Issuer in respect of any liability of the Guarantor to the Issuer; and the Guarantor waives any benefit of and any right to participate in any collateral which may be held by the ~~Holder~~Administrative Agent. The payment of any amounts due with respect to any indebtedness of the ~~Borrower~~Issuer now or hereafter held by the Guarantor is hereby subordinated to the prior payment in full of the Obligations. The Guarantor agrees that after the occurrence ~~of any~~and during the continuance of an Event of Default ~~that is continuing~~, the Guarantor will not demand, sue for or otherwise attempt to collect any such indebtedness of the Issuer to the Guarantor until the Obligations shall have been paid in full. If, notwithstanding the foregoing sentence, the Guarantor shall collect, enforce or receive any amounts in respect of such indebtedness, such amounts shall be collected, enforced and received by the Guarantor in trust for the benefit of the ~~Holder~~Administrative Agent (on behalf of itself and the Investors) and be paid over to the ~~Holder~~Administrative Agent to be applied to the Obligations in accordance with the terms of the Note Purchase Agreement.

7.	Successors and Assigns. This Guaranty shall be binding upon the Guarantor, and the Guarantor’s successors and assigns, and shall inure to the benefit of and be enforceable by the ~~Holder~~Administrative Agent and its successors, permitted transferees and assigns.

8.	Amendments and Waivers. No amendment or waiver of any provision of this Guaranty nor consent to any departure by the Guarantor therefrom shall be effective unless the same shall be in writing and signed by the ~~Holder~~Administrative Agent and the Guarantor. No failure on the part of the ~~Holder~~Administrative Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

9.	Notices. All notices required under this Guaranty will be in writing and will be transmitted in the manner and to the addresses required by the Note Purchase Agreement, or to such other addresses as Guarantor and ~~Holder~~Administrative Agent may specify from time to time in writing.

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10.	Governing Law; Jurisdiction and Venue; Arbitration. This Guaranty shall be governed by the internal laws of the State of Delaware, without regard to conflict of law principles that would result in the application of any law other than the law of the State of Delaware. Subject to the last sentence of this Section 10, each of the parties hereto irrevocably submits to the non-exclusive jurisdiction of the state and federal courts located in the State of Delaware over any suit, action or proceeding arising out of or relating to this Guaranty. Except for claims, disputes and controversies that are not subject to arbitration by applicable law, any and all claims, disputes and controversies between or among the parties hereto, whether in tort, contract or otherwise, arising out of or relating to this Guaranty shall, upon demand by any party, be determined by binding arbitration in the State of Delaware (or such other location as the parties mutually agree). The arbitration shall be administered by JAMS pursuant to its Expedited Arbitration Procedures then in effect (or any other form of arbitration mutually acceptable to the parties so involved). Judgment on the award may be entered in any state or federal court having jurisdiction in the State of Delaware.

11.	WAIVER OF JURY TRIAL. EACH OF THE GUARANTOR AND ~~HOLDER~~ADMINISTRATIVE AGENT HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG ANY OF THEM ARISING OUT OF, CONNECTED WITH, RELATING TO OR INCIDENTAL TO THE RELATIONSHIP BETWEEN THEM IN CONNECTION WITH THIS GUARANTY.

12.	Miscellaneous. This Guaranty and the other Holdings Agreements referenced herein constitute the entire agreement of the Guarantor and the ~~Holder~~Administrative Agent with respect to the matters set forth herein and therein. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement, and this Guaranty shall be in addition to any other guaranty of the Obligations. The invalidity or unenforceability of any one or more sections of this Guaranty shall not affect the validity or enforceability of its remaining provisions. Captions are for the ease of reference only and shall not affect the meaning of the relevant provisions. The meanings of all defined terms used in this Guaranty shall be equally applicable to the singular and plural, masculine, feminine and generic forms of the terms defined. The words “execution,” “signed,” “signature,” and words of like import in this Guaranty (or in any amendment, waiver, consent, joinder or supplement hereto or any other document delivered hereunder) shall be deemed to include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “.pdf”, “.tif” or “.jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed and delivered as of the date appearing in the introductory paragraph of this Guaranty.

GUARANTOR:

SOLUNA HOLDINGS, INC.

By:
Name:	John Belizaire
Title:	CEO

ACKNOWLEDGED AND AGREED TO: ~~HOLDER~~ADMINISTRATIVE AGENT: GREENCLOUD PARTNERS, LLC

(f/k/a GREEN CLOUD HOLDINGS, LLC)

By: Cincinnatus Management, LLC, as its Managing Member

By:
Name:	David Altshuler
Title:	CEO

ATTACHMENT 2

AMENDED CLOUD GUARANTY

[SEE ATTACHMENT]

CONFORMED COPY OF GUARANTY AGREEMENT THROUGH OMNIBUS

AMENDMENT DATED AS OF JULY 12, 2024

~~EXECUTION VERSION~~

GUARANTY AGREEMENT

This GUARANTY AGREEMENT (this “Guaranty”) is dated effective as of June 20, 2024~~,~~ and is given by SOLUNA CLOUD, INC., a Nevada corporation, with a notice address of 325 Washington Avenue Extension, Albany, NY 12205 (the “Guarantor”), in favor of GREENCLOUD PARTNERS, LLC (f/k/a GREEN CLOUD HOLDINGS, LLC), a Delaware limited liability company ~~(the “Holder~~, as administrative agent for the Investors under the Note Purchase Agreement (as defined below) (the “Administrative Agent”).

Reference is made to the Note Purchase Agreement dated as of the date hereof (as amended pursuant to the First Amendment to Note Purchase Agreement dated as of July 12, 2024 and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Note Purchase Agreement”~~; capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Note Purchase Agreement~~)) by and among SOLUNA AL CLOUDCO, LLC, a Delaware limited liability company (the “Issuer”), the Guarantor, SOLUNA HOLDINGS, INC., a Nevada corporation, ~~and the Holder~~each investor from time to time a party thereto (each, an “Investor” and, collectively, the “Investors”) and the Administrative Agent, pursuant to which, among other things, the Issuer has issued in favor of ~~Holder a~~the Investors certain promissory ~~note dated as of the date hereof~~notes (as amended, restated, supplemented or otherwise modified from time to time, the “~~Note”) in a principal amount equal to Twelve Million Five Hundred Thousand Dollars ($12,500,000).~~Notes”), pursuant to the terms and conditions of the Note Purchase Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Note Purchase Agreement

Pursuant to the terms of the Note Purchase Agreement, the Guarantor is required to execute and deliver this Guaranty in favor of the ~~Holder~~Administrative Agent.

THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Guarantor hereby agrees for the benefit of the ~~Holder~~Administrative Agent (on behalf of itself and the Investors) as follows:

1.	Guaranty of Payment and Performance. Subject to the Intercreditor Agreement, the Guarantor hereby guarantees ~~to the Holder,~~ the full and punctual payment and the performance when due (whether at maturity, by acceleration or otherwise) of the following obligations of the Issuer ~~to the Holder~~: (i) all indebtedness of the Issuer owed to the ~~Holder~~Investors evidenced by the ~~Note~~Notes, when the same shall become due and payable (subject to any applicable periods of grace or cure), whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, including principal, interest and all other amounts payable under the terms the ~~Note~~Notes and (ii) all other payment obligations, now existing or hereafter arising, that are now or hereafter owed by the Issuer ~~to the Holder~~ in connection with, arising out of or relating to the ~~Note~~Notes or any other Note Document, including, without limitation, all reasonable and documented out-of-pocket fees and disbursements of counsel incurred by the Administrative Agent in connection with the enforcement of the ~~Note~~Notes or any other Note Document as permitted hereunder or thereunder, as applicable (such obligations are referred to herein as the “Obligations”). The Guarantor acknowledges that it has received copies of the ~~Note~~Notes, the Note Purchase Agreement and the other Note Documents, including all respective exhibits and schedules thereto, has reviewed and understands the Obligations which it has agreed to Guaranty. This Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance of the Obligations when due and not of their collectability. All payments required under this Guaranty shall be made to the ~~Holder~~Administrative Agent (for the benefit of itself and the Investors).

2.	Guarantor’s Agreement to Pay. The Guarantor further agrees to reimburse the ~~Holder~~Administrative Agent, promptly on demand, for all reasonable costs and expenses (including reasonable and documented legal expenses) incurred or expended by the ~~Holder~~Administrative Agent in connection with the Obligations, this Guaranty and the enforcement thereof.

3.	Waivers by Guarantor; ~~Holder’s~~Administrative Agent’s Freedom to Act. The Guarantor waives presentment, demand, protest, notice of acceptance, notice of the Obligations incurred and all other notices of any kind, all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshalling of assets of the Issuer, and any other rights that could accrue to a surety against a principal. Without limiting the generality of the foregoing, the Guarantor agrees to the provisions of any instrument evidencing, securing or otherwise executed in connection with the Obligations and agrees that the Obligations of the Guarantor hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (i) the failure of the ~~Holder~~Administrative Agent or any Investor to assert any claim or demand or to enforce any right or remedy against the Issuer; (ii) any extensions or renewals of any Obligations; (iii) any rescissions, waivers, amendments or modifications of any of the terms or provisions of any agreement evidencing, securing or otherwise executed in connection with the Obligations; (iv) the substitution or release of any entity primarily or secondarily liable for the Obligations; (v) the adequacy of any rights the ~~Holder~~Administrative Agent or any Investor may have against any collateral or other means of obtaining repayment of the Obligations; (vi) the impairment of any collateral securing the Obligations, including without limitation the failure to perfect or preserve any rights the ~~Holder~~Administrative Agent (for the benefit of itself and the Investors) might have in such collateral or the substitution, exchange, surrender, release, loss or destruction of any such collateral; or (vii) any other act or omission which might in any manner or to any extent vary the risk of the Guarantor or otherwise operate as a release or discharge of the Guarantor, all of which may be done without notice to the Guarantor.

4.	Unenforceability of Obligations Against ~~Borrower~~Issuer. The Guarantor waives any and all defenses, claims and discharges of the Issuer pertaining to the Obligations, except the defense of discharge by payment in full. Without limiting the generality of the foregoing, the Guarantor will not assert, plead or enforce against the ~~Bank~~ Administrative Agent or any Investor any defense of waiver, release, discharge in bankruptcy, statute of limitations, res judicata, statute of frauds, anti-deficiency statute, fraud, incapacity, minority, usury, illegality or unenforceability which may be available to the Issuer in respect of any of the Obligations.

5.	Security. This Guaranty is secured by the security interests granted by the Guarantor in favor of the ~~Holder~~Administrative Agent (on behalf of itself and the Investors) pursuant to the Cloud Security Agreement and the Cloud Pledge Agreement, in each case, which are subject to the Intercreditor Agreement.

6.	Subrogation; Subordination. Until the payment and performance in full of the Obligations, the Guarantor shall not exercise any subrogation or similar rights against the Issuer arising as a result of payment by the Guarantor hereunder, and will not assert any claim in competition with the ~~Holder~~Administrative Agent or any Investor in respect of any payment hereunder in bankruptcy or insolvency proceedings of any nature; the Guarantor will not claim any set-off or counterclaim against the Issuer in respect of any liability of the Guarantor to the Issuer; and the Guarantor waives any benefit of and any right to participate in any collateral which may be held by the ~~Holder~~Administrative Agent. The payment of any amounts due with respect to any indebtedness of the ~~Borrower~~Issuer now or hereafter held by the Guarantor is hereby subordinated to the prior payment in full of the Obligations. The Guarantor agrees that after the occurrence ~~of any~~and during the continuance of an Event of Default ~~that is continuing~~, the Guarantor will not demand, sue for or otherwise attempt to collect any such indebtedness of the Issuer to the Guarantor until the Obligations shall have been paid in full. If, notwithstanding the foregoing sentence, the Guarantor shall collect, enforce or receive any amounts in respect of such indebtedness, such amounts shall be collected, enforced and received by the Guarantor in trust for the benefit of the ~~Holder~~Administrative Agent (on behalf of itself and the Investors) and be paid over to the ~~Holder~~Administrative Agent to be applied to the Obligations in accordance with the terms of the Note Purchase Agreement.

7.	Successors and Assigns. This Guaranty shall be binding upon the Guarantor, and the Guarantor’s successors and assigns, and shall inure to the benefit of and be enforceable by the ~~Holder~~Administrative Agent and its successors, permitted transferees and assigns.

8.	Amendments and Waivers. No amendment or waiver of any provision of this Guaranty nor consent to any departure by the Guarantor therefrom shall be effective unless the same shall be in writing and signed by the ~~Holder~~Administrative Agent and the Guarantor. No failure on the part of the ~~Holder~~Administrative Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

9.	Notices. All notices required under this Guaranty will be in writing and will be transmitted in the manner and to the addresses required by the Note Purchase Agreement, or to such other addresses as Guarantor and ~~Holder~~Administrative Agent may specify from time to time in writing.

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10.	Governing Law; Jurisdiction and Venue; Arbitration. This Guaranty shall be governed by the internal laws of the State of Delaware, without regard to conflict of law principles that would result in the application of any law other than the law of the State of Delaware. Subject to the last sentence of this Section 10, each of the parties hereto irrevocably submits to the non-exclusive jurisdiction of the state and federal courts located in the State of Delaware over any suit, action or proceeding arising out of or relating to this Guaranty. Except for claims, disputes and controversies that are not subject to arbitration by applicable law, any and all claims, disputes and controversies between or among the parties hereto, whether in tort, contract or otherwise, arising out of or relating to this Guaranty shall, upon demand by any party, be determined by binding arbitration in the State of Delaware (or such other location as the parties mutually agree). The arbitration shall be administered by JAMS pursuant to its Expedited Arbitration Procedures then in effect (or any other form of arbitration mutually acceptable to the parties so involved). Judgment on the award may be entered in any state or federal court having jurisdiction in the State of Delaware.

11.	WAIVER OF JURY TRIAL. EACH OF THE GUARANTOR AND ~~HOLDER~~ADMINISTRATIVE AGENT HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG ANY OF THEM ARISING OUT OF, CONNECTED WITH, RELATING TO OR INCIDENTAL TO THE RELATIONSHIP BETWEEN THEM IN CONNECTION WITH THIS GUARANTY.

12.	Miscellaneous. This Guaranty and the other Cloud Agreements referenced herein constitute the entire agreement of the Guarantor and the ~~Holder~~Administrative Agent with respect to the matters set forth herein and therein. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement, and this Guaranty shall be in addition to any other guaranty of the Obligations. The invalidity or unenforceability of any one or more sections of this Guaranty shall not affect the validity or enforceability of its remaining provisions. Captions are for the ease of reference only and shall not affect the meaning of the relevant provisions. The meanings of all defined terms used in this Guaranty shall be equally applicable to the singular and plural, masculine, feminine and generic forms of the terms defined. The words “execution,” “signed,” “signature,” and words of like import in this Guaranty (or in any amendment, waiver, consent, joinder or supplement hereto or any other document delivered hereunder) shall be deemed to include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “.pdf”, “.tif” or “.jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed and delivered as of the date appearing in the introductory paragraph of this Guaranty.

GUARANTOR:

SOLUNA CLOUD, INC.

By:
Name:	John Belizaire
Title:	CEO

ACKNOWLEDGED AND AGREED TO: ~~HOLDER~~ADMINISTRATIVE AGENT: GREENCLOUD PARTNERS, LLC

(f/k/a GREEN CLOUD HOLDINGS, LLC)

By: Cincinnatus Management, LLC, as its Managing Member

By:
Name:	David Altshuler
Title:	CEO

ATTACHMENT 1

AMENDED NOTE PURCHASE AGREEMENT

[SEE ATTACHMENT]

~~EXECUTION VERSION~~

CONFORMED COPY OF NOTE PURCHASE AGREEMENT

THROUGH FIRST AMENDMENT DATED AS OF JULY 12, 2024

NOTE PURCHASE AGREEMENT

This Note Purchase Agreement (this “Agreement”) is made as of June 20, 2024 by and among SOLUNA AL CLOUDCO, LLC, a Delaware limited liability company (the “Company”), SOLUNA CLOUD, INC., a Nevada corporation (“Cloud”), SOLUNA HOLDINGS, INC., a Nevada corporation (“Holdings” and, along with Cloud, each a “Guarantor” and together the “Guarantors” and, each Guarantor along with the Company, each a “Note Party” and together the “Note Parties”), ~~and~~each investor from time to time a party hereto (individually, an “Investor” and collectively, “Investors”),and GREENCLOUD PARTNERS, LLC (f/k/a GREEN CLOUD HOLDINGS, LLC), a Delaware limited liability company (~~the “Investor”~~GreenCloud”), in its capacity as administrative agent for the Investors (in such capacity, together with its successors and permitted assigns, the “Administrative Agent”).

RECITALS

A. ~~Upon the execution and delivery of this Agreement~~On June 20, 2024 (the “Initial Closing Date”), the Company ~~will issue~~issued a secured promissory note ~~to the~~in favor of GreenCloud (the “Closing Date Investor”), in the form attached hereto as Exhibit A (as amended, restated, supplemented or otherwise modified from time to time, the “Closing Date Note”), in a principal amount equal to ~~Twelve-Million~~Twelve Million Five Hundred Thousand Dollars ($12,500,000)~~. The Company’s obligations under the Note will be secured by all or substantially all of the Company’s assets pursuant to a security agreement to be executed and delivered by the Company in favor of the Investor, in the form attached hereto as Exhibit B (as amended, restated, supplemented or otherwise modified from time to time, the “Company Security Agreement”) and a collateral assignment of the Company’s rights under the HPE Greenlake Custom Statement of Work, dated as of June 17, 2024, by and between the Company and Hewlett Packard Enterprise Company (“HPE”) (the “SOW”) and the Appendixes thereto (including without limitation the HPC & AI Could Services Agreement (the “MSA”) (collectively, as amended, restated, supplemented or otherwise modified from time to time, the “HPE Agreement”) pursuant to a Collateral Assignment Agreement to be executed and delivered by the Company in favor of the Investor, in the form attached hereto as Exhibit C (as amended, restated, supplemented or otherwise modified from time to time, the “Collateral Assignment” and, collectively with the Company Security Agreement, this Agreement and the Note, the “Company Agreements”).~~, pursuant to the terms and conditions herein.

B. Upon the ~~execution and delivery of this Agreement, and as further security for the Company’s obligations under the Note, Cloud, as the sole member of the Company as of the date hereof, shall execute and deliver a guaranty in favor of the Investor~~effective date of the First Amendment (the “First Amendment Date”), the Company will issue in favor of each of the Investors named on Annex A to the First Amendment (the “First Amendment Date Investors”) a promissory note, in the form attached hereto as Exhibit ~~D~~B (each as amended, restated, supplemented or otherwise modified from time to time, ~~the “Cloud Guaranty”). Cloud’s obligations under the Cloud Guaranty will be secured by all or substantially all of Cloud’s assets pursuant to a security agreement to be executed and delivered by Cloud in favor of the Investor, in the form attached hereto as Exhibit E (as amended, restated, supplemented or otherwise modified from time to time, the “Cloud Security Agreement”), and a pledge of all membership interests of the Company held by Cloud pursuant to a membership interest pledge agreement to be executed and delivered by Cloud in favor of the Investor in the form attached hereto as Exhibit F (as amended, restated, supplemented or otherwise modified from time to time, the “Cloud Pledge Agreement,” and, collectively with this Agreement, the Cloud Guaranty and the Cloud Security Agreement, the “Cloud Agreements”).~~a “First Amendment Date Note” and, together with the Closing Date Note, collectively, the “Notes” and, each, a “Note”), in a principal amount equal to the amount set forth opposite such First Date Amendment Date Investor’s name on Annex A to the First Amendment, in each case, pursuant to the terms and conditions hereof.

C. ~~Upon the execution and delivery of this Agreement, and as further security for the Company’s obligations under the Note, Holdings, as the sole shareholder of Cloud as of the date hereof and the indirect parent of the Company, shall execute and deliver a guaranty in favor of the Investor in the form attached hereto as Exhibit G (as amended, restated, supplemented or otherwise modified from time to time, the “Holdings Guaranty”). Holding’s obligations under the Holdings Guaranty will be secured by all or substantially all of Holding’s assets pursuant to a security agreement to be executed and delivered by Holdings in favor of the Investor in the form attached hereto as Exhibit H (as amended, restated, supplemented or otherwise modified from time to time, the “Holdings Security Agreement”), and a pledge of all of shares of Cloud held by Holdings pursuant to a stock pledge agreement to be executed and delivered by Holdings in favor of the Investor in the form attached hereto as Exhibit I (as amended, restated, supplemented or otherwise modified from time to time, the “Holdings Pledge Agreement,” and, collectively with this Agreement, the Holdings Guaranty and the Holdings Security Agreement, the “Holdings Agreements”). As used herein, the term “Note Documents” shall refer, collectively, to each of this Agreement, the Note and the other Company Agreements, the Cloud Agreements, the Holdings Agreements and the Intercreditor Agreement (as hereinafter defined).~~

D. ~~As further inducement for the Investor to purchase the Note from the Company, upon execution and delivery of this Agreement and the execution by Investor of the Shareholders’ Agreement in the form attached hereto as Exhibit J (as amended, restated, supplemented or otherwise modified from time to time, the “Shareholders’ Agreement”), Cloud will issue to the Investor a warrant in the form attached hereto as Exhibit K (as amended, restated, supplemented or otherwise modified from time to time, the “Warrant”) exercisable within three (3) years from the date of the Closing for the number of shares of Cloud’s common stock as described therein, subject to the terms and conditions set forth therein, and an investor’s rights agreement to be executed by Cloud and the Investor in the form attached hereto as Exhibit L (as amended, restated, supplemented or otherwise modified from time to time, the “Investor Rights Agreement”, and collectively with the Shareholders’ Agreement and the Warrant, the “Equity Documents”; and together with the Note Documents, the “Transaction Documents”).~~

In consideration of the above, and in light of the mutual agreements and covenants detailed below, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Company, ~~the~~each Investor, the Administrative Agent and each Guarantor hereby agree as follows:

TERMS

Section 1. Closing; Payment; Deliverables.

~~(a) Closing. The purchase, sale, and issuance of the Note shall take place immediately following the execution of this Agreement (the “Closing”). The Closing may take place by exchange of documents and signatures by facsimile, email, or overnight mail, as appropriate.~~

(a) Closings. The purchase, sale and issuance of the Closing Date Note occurred on the Initial Closing Date (the “Initial Closing”). The purchase, sale, and issuance of the First Amendment Date Notes shall take place via teleconference, email, facsimile or the like immediately following the execution of the First Amendment on the First Amendment Date (the “Second Closing” and, together with the Initial Closing, collectively, the “Closings” and, each, a “Closing”).

(b) Payment. At the ~~Closing, the Investor will pay Twelve-Million Five Hundred Thousand Dollars ($12,500,000)~~applicable Closing, each of the Investors will pay an amount equal to the original principal amount of its respective Note to the Company by wire in immediately available funds to be deposited in the bank account designated by the Company on Annex A.

(c) Company Initial Closing Deliverables. At or before the Initial Closing, the Company shall ~~deliver~~have delivered to the Closing Date Investor executed versions of the following:

(i)	the Closing Date Note;

(ii)	this Agreement;

(iii)	the Company Security Agreement;

(iv)	the Collateral Assignment; and

(v)	a certificate from a duly authorized representative of the Company certifying: (i) the organizational documents of the Company and

(ii) resolutions of the board of managers of the Company approving this Agreement and the other Company Agreements and the transactions contemplated hereunder and thereunder.

(d) Cloud Initial Closing Deliverables. At or before the Initial Closing, Cloud shall ~~deliver~~have delivered to the Closing Date Investor executed versions of the following:

(i)	the Cloud Guaranty;

(ii)	this Agreement;

(iii)	the Cloud Security Agreement;

(iv)	the Cloud Pledge Agreement;

(v)	the Closing Date Warrant;

(vi)	the Shareholders’ Agreement;

(vii)	the Investor Rights Agreement;

(viii)	a certificate from a duly authorized representative of the Cloud certifying:

(i) the good standing of Cloud; (ii) the organizational documents of the Cloud; and (iii) resolutions of the board of directors of Cloud approving this Agreement and the other Cloud Agreements and the transactions contemplated hereunder and thereunder.

(e) Holdings Initial Closing Deliverables. At or before the Initial Closing, Holdings shall ~~deliver~~have delivered to the Closing Date Investor executed versions of the following:

(i)	the Holdings Guaranty;

(ii)	this Agreement;

(iii)	the Holdings Security Agreement;

(iv)	the Holdings Pledge Agreement;

(v)	the Shareholders’ Agreement;

(vi)	the ~~intercreditor agreement in the form attached hereto as Exhibit M (the “~~Intercreditor Agreement~~”) duly executed by all parties party thereto other than the Investor~~; and

(vii)	a certificate from a duly authorized representative of Holdings certifying:

(i) the good standing of Holdings; (ii) the organizational documents of Holdings; and (iii) resolutions of the board of directors of Holdings approving this Agreement and the other Holdings Agreements and the transactions contemplated hereunder and thereunder.

(f) Investor and Administrative Agent Closing Deliverables. At the applicable Closing, each Investor and the Administrative Agent, as appropriate, shall deliver the amount to be paid to Company as set forth in Section 1(b) above, and countersigned versions of this Agreement, the Shareholders’ Agreement (or joinder to the same, as applicable), the Intercreditor Agreement, (or joinder to the same, as applicable), the Investor Rights Agreement~~, the~~ (as applicable), its respective Warrant and the other Transaction Documents to which it is a party.

Section 2. Representations and Warranties.

(a) Company. The Company represents and warrants to the Closing Date Investor as of the Initial Closing, and the Administrative Agent and each First Amendment Date Investor as of the Second Closing, as follows:

(i) Organization. The Company is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company is duly qualified to do business as a foreign entity and is in good standing in each jurisdiction in which it does business, except where the failure to so qualify could not reasonably be expected to result in a material adverse change in the business, financial condition, operations or assets (any such material adverse change, a “Material Adverse Change”) of the Company.

(ii) Power; Authorization. The Company has all necessary limited liability company power and authority to enter into and perform its obligations under the Company Agreements, and to carry on the business now conducted or presently proposed to be conducted by it. All limited liability company actions on the part of the Company necessary for the due authorization, execution, and delivery of the Company Agreements, the consummation of the transactions contemplated herein and therein, and for the due issuance of the ~~Note~~Notes have been taken. Upon their execution and delivery, each of the Company Agreements shall be a legally binding obligation of the Company, enforceable in accordance with its terms, subject to the effect of any applicable bankruptcy, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally, and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The execution, delivery and performance by the Company of this Agreement and the issuance and sale of the ~~Note~~Notes will not result in any violation of or be in conflict with, or result in a breach of or constitute a default under, any term or provision of Company’s organizational documents, as amended from time to time.

(iii) Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration, or filing with, any federal, state, or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by the Company Agreements other than those filings required to be made to perfect the security interests granted by the Company pursuant to the Company Agreements.

(iv) Litigation. There is no claim, action, suit, proceeding, arbitration, complaint, charge, or investigation pending, or to the Company’s knowledge, currently threatened (in writing) against the Company. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or arbitrator or government agency or instrumentality.

(v) Material Liabilities. The Company has no liability or obligation, absolute or contingent (individually or in the aggregate), except: (A) obligations and liabilities incurred after the date of formation in the ordinary course of business or (B) liabilities or obligations pursuant to the (i) the HPE Agreement, (ii) the 2021 Financing Agreements (as defined in the Intercreditor Agreement) to which the Company is a party and (iii) the Transaction Documents to which the Company is a party.

(vi) Intellectual Property. The Company owns, possesses, has the right to use or can obtain on commercially reasonable terms adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights and all other intellectual property rights (collectively, “Company Intellectual Property”) necessary to the conduct of its business as presently conducted. No claim is pending and the Company has not received written notice from any third party to the effect that the operations of the Company infringe upon or conflict with the asserted rights of any person under any Company Intellectual Property. No claim is pending and the Company has not received written notice from any third party to the effect that any such Company Intellectual Property owned or licensed by the Company or which the Company otherwise has the right to use is invalid or unenforceable.

(vii) Capitalization. Immediately prior to the execution and delivery of this Agreement, Cloud owns one hundred percent (100%) of the issued and outstanding membership interests of the Company. All issued and outstanding membership interests have been duly authorized, are fully paid and nonassessable and were issued in compliance with all applicable laws and regulations.

(viii) Disclosure. The representations and warranties made by the Company in this Agreement and the other Transaction Documents do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make such representations or warranties not misleading in light of the circumstances under which they were made.

(b) Cloud. Cloud represents and warrants to the Closing Date Investor as of the Initial Closing, and the Administrative Agent and each First Amendment Date Investor as of the Second Closing, as follows:

(i) Organization. Cloud is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. Cloud is duly qualified to do business as a foreign entity and is in good standing in each jurisdiction in which it does business, except where the failure to so qualify could not reasonably be expected to result in a Material Adverse Change of Cloud.

(ii) Power; Authorization. Cloud has all necessary corporate power and authority to enter into and perform its obligations under the Cloud Agreements, and to carry on the business now conducted or presently proposed to be conducted by it. All corporate actions on the part of Cloud necessary for the due authorization, execution, and delivery of the Cloud Agreements, the consummation of the transactions contemplated herein and therein, and for the due issuance of the Cloud Guaranty have been taken. Upon their execution and delivery, each of the Cloud Agreements shall be a legally binding obligation of Cloud, enforceable in accordance with its terms, subject to the effect of any applicable bankruptcy, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally, and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The execution, delivery and performance by Cloud of the Cloud Agreements and the issuance of the Cloud Guaranty will not result in any violation of or be in conflict with, or result in a breach of or constitute a default under, any term or provision of Cloud’s organizational documents, as amended from time to time.

(iii) Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration, or filing with, any federal, state, or local governmental authority on the part of Cloud is required in connection with the consummation of the transactions contemplated by the Cloud Agreements other than those filings required to be made to perfect the security interests granted by Cloud pursuant to the Cloud Agreements.

(iv) Litigation. There is no claim, action, suit, proceeding or arbitration, pending, or Cloud’s knowledge, currently threatened (in writing) against Cloud. Cloud is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or arbitrator or government agency or instrumentality.

(v) Material Liabilities. Cloud has no liability or obligation, absolute or contingent (individually or in the aggregate), except (A) obligations and liabilities incurred after the date of formation in the ordinary course of business, and (B) liabilities or obligations pursuant to the 2021 Financing Agreements (as defined in the Intercreditor Agreement) to which Cloud is a party, the Transaction Documents to which it is a party and a guaranty of the obligations of the Company under the HPE Agreement.

(vi) Intellectual Property. Cloud owns, possesses, has the right to use or can obtain on commercially reasonable terms adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights and all other intellectual property rights (collectively, “Cloud Intellectual Property”) necessary to the conduct of its business as presently conducted. No claim is pending and Cloud has not received written notice from any third party to the effect that the operations of Cloud infringe upon or conflict with the asserted rights of any person under any Cloud Intellectual Property. No claim is pending and Cloud has not received written notice from any third party to the effect that any such Cloud Intellectual Property owned or licensed by Cloud or which Cloud otherwise has the right to use is invalid or unenforceable.

(vii) Capitalization. Immediately prior to the execution and delivery of this Agreement, the authorized capital of Cloud consists of one (1) share of common stock. All issued and outstanding shares have been duly authorized, are fully paid and nonassessable and were issued in compliance with all applicable laws and regulations.

(viii) Disclosure. The representations and warranties made by Cloud in this Agreement and the other Transaction Documents do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make such representations or warranties not misleading in light of the circumstances under which they were made.

(c) Holdings. Holdings represents and warrants to the Closing Date Investor as of the Initial Closing, and the Administrative Agent and each First Amendment Date Investor as of the Second Closing, as follows:

(i) Organization. Holdings is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. Holdings is duly qualified to do business as a foreign entity and is in good standing in each jurisdiction in which it does business, except where the failure to so qualify could not reasonably be expected to result in a Material Adverse Change of Holdings.

(ii) Power; Authorization. Holdings has all necessary corporate power and authority to enter into and perform its obligations under the Holdings Agreements, and to carry on the business now conducted or presently proposed to be conducted by it. All corporate actions on the part of Holdings necessary for the due authorization, execution, and delivery of the Holdings Agreements, the consummation of the transactions contemplated herein and therein, and for the due issuance of the Holdings Guaranty have been taken. Upon their execution and delivery, each of the Holdings Agreements shall be the legally binding obligation of Holdings, enforceable in accordance with its terms, subject to the effect of any applicable bankruptcy, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally, and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The execution, delivery and performance by Holdings of the Holdings Agreements and the issuance of the Holdings Guaranty will not result in any violation of or be in conflict with, or result in a breach of or constitute a default under, any term or provision of Holdings’ organizational documents, as amended from time to time.

(iii) Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration, or filing with, any federal, state, or local governmental authority on the part of Holdings is required in connection with the consummation of the transactions contemplated by the Holdings Agreements other than those filings required to be made to perfect the security interests granted by Holdings pursuant to the Holdings Agreements.

(iv) Litigation. Except as disclosed in the securities filings made by Holdings, there is no material claim, action, suit, proceeding or arbitration, pending, or Holdings’ knowledge, currently threatened (in writing) against Holdings. Holdings is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or arbitrator or government agency or instrumentality.

(v) [Reserved].

(vi) Intellectual Property. Holdings owns, possesses, has the right to use or can obtain on commercially reasonable terms adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights and all other intellectual property rights (collectively, “Holdings Intellectual Property”) necessary to the conduct of its business as presently conducted. No claim is pending and Holdings has not received written notice from any third party to the effect that the operations of Holdings infringe upon or conflict with the asserted rights of any person under any Holdings Intellectual Property. No claim is pending and Holdings has not received written notice from any third party to the effect that any such Holdings Intellectual Property owned or licensed by Holdings or which Holdings otherwise has the right to use is invalid or unenforceable.

(vii) [Reserved].

(viii) Disclosure. The representations and warranties made by Holdings in this Agreement and the other Transaction Documents do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make such representations or warranties not misleading in light of the circumstances under which they were made.

(d) ~~Investor. The~~Investors. Each Investor represents and warrants to ~~the Company and~~ each ~~Guarantor~~Note Party as of the applicable Closing that:

(i) Power and Authority; Organization. ~~The~~ Investor has full power and authority to enter into and perform this Agreement in accordance with its respective terms. ~~The~~ Investor was not organized for the specific purpose of acquiring ~~the~~its respective Note.

(ii) Financial Knowledge. ~~The~~ Investor has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company’s stage of development so as to be able to evaluate the risks and merits of ~~the~~such Investor’s investment in the Company, and ~~the~~ Investor is able financially to bear the risks thereof for an indefinite period of time.

(iii) Investigation. ~~The~~ Investor has made an investigation of the Company and its business as ~~the~~such Investor deemed necessary, and has had an opportunity to discuss and review the Company’s business, management, and financial affairs with the Company’s management as ~~the~~such Investor deemed necessary, and has engaged professional advice to ~~the~~such Investor’s satisfaction with respect to the risks inherent in acquiring ~~the~~its respective Note and the suitability of an investment in ~~the~~such Note in light of ~~the~~said Investor’s financial condition and investment needs.

(iv) Purchase for Own Account. ~~The Note being purchased by the Investor are being acquired for the~~Each Investor is purchasing its respective Note for such Investor’s own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof.

(v) Execution and Delivery. This Agreement has been duly executed and delivered by ~~the~~each Investor, and constitutes the legal, valid and binding obligation of ~~the~~such Investor, enforceable in accordance with its respective terms, subject to the effect of any applicable bankruptcy, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally, and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(vi) Not Subject to IRC Withholding Provisions. ~~The~~ Investor certifies, under penalty of perjury, that it is NOT subject to the backup withholding provisions of Section 340(a)(i)(C) of the Internal Revenue Code.

Section 3. Covenants.

(a) Use of Proceeds. The proceeds from the sale of the Closing Date Note shall be used by the Company and Cloud to finance the execution of a strategic transaction with HPE pursuant to which the Company will gain access to a cluster of NVIDIA H100 GPUs to offer scalable AI cloud and hosting services to customers as follows: (i) Ten-Million Three Hundred Thousand Dollars ($10,300,000) of such proceeds will be used by for payments to HPE pursuant to the HPE Agreement and (ii) Two-Million Two Hundred Thousand Dollars ($2,200,000) of such proceeds will be used for other general corporate purposes of Cloud and the Company (including, without limitation, the Company’s start-up operating costs). The proceeds from the sale of the First Amendment Date Notes shall be used by the Company and Cloud for their respective general corporate purposes.

(b) Payments under the ~~Note~~Notes. So long as the ~~Note is~~Notes are outstanding, the Company covenants and agrees with the ~~Investor~~Investors and Administrative Agent that it shall pay the principal of, and interest on, the ~~Note~~Notes, at the times and place and in the manner provided in the ~~Note~~Notes, subject to Section 13 hereof.

(c) Information Rights. Until all principal and interest under the ~~Note~~Notes have been paid, Company shall provide to the ~~Investor~~Administrative Agent:

(i) promptly, as soon as available, but in any event within thirty (30) days of the last day of each calendar month, monthly trial balances (unaudited) together with a narrative summarizing significant business activities and other developments (including, without limitation, sales realized, sales in process and operational results) of (y) the Company and (z) Cloud and its consolidated Subsidiaries for such calendar month then ended; and

(ii) promptly, as soon as available, but in any event within forty-five (45) days of the last day of each calendar quarter, commencing with the calendar quarter ending September 30, 2024, quarterly internally prepared financial statements (unaudited) of

(y) the Company and (z) Cloud and its consolidated Subsidiaries for such calendar quarter then ended; provided, however, that with respect to any calendar quarter ending December 31, the financial statements under this clause (ii) shall be delivered promptly, as soon as available, but in any event within sixty (60) days of the last day of such calendar quarter.

(d) Related Party Transactions. Until all principal and interest under the ~~Note~~Notes have been paid, prior to entering into any transaction with any Guarantor or any of their respective affiliates (including, but not limited to, transactions involving shared payroll and any other shared cost arrangements), Company shall obtain ~~Investor’s~~Administrative Agent’s prior written consent. Such consent shall be conditioned upon the Company providing adequate documentation demonstrating that the proposed transaction will be on terms no less favorable to the Company than terms that could have been reached with an unrelated third party, but shall not otherwise be unreasonably withheld, conditioned or delayed. For the avoidance of doubt, any such consent once given by the ~~Investor~~Administrative Agent shall constitute a consent to the execution and delivery by such Guarantor of all agreements, instruments and other documents contemplated under, or otherwise deemed necessary in connection with, such proposed transaction, and the performance by such Guarantor of its obligations thereunder, including, without limitation, the payment and performance of all obligations when due thereunder. Further, Holdings covenants and agrees that, until all principal and interest under the ~~Note~~Notes have been paid, and without first obtaining ~~Investor’s~~Administrative Agent’s prior written consent, it shall not organize or incorporate any subsidiary, over which Holdings shall have voting or beneficial control, which is being formed with the intent to engage in a business or line of business substantially similar to that of Cloud or Company.

(e)	Incorporation of Covenants by Reference.

(i)	Company hereby agrees that each of the covenants contained in Sections 4 (Covenants), 6 (Covenants Concerning Collateral, Etc.) and 7 (Insurance) of the Company Security Agreement and clause (e) of Section 2 of the Collateral Assignment, in each case, are hereby incorporated herein by reference, and shall apply to this Agreement, mutatis mutandis, as if fully set forth herein.

(ii)	Cloud hereby agrees that each of the covenants contained in Sections 4 (Covenants), 6 (Covenants Concerning Collateral, Etc.) and 7 (Insurance) of the Cloud Security Agreement and clauses (i) and (j) of Article 5 of the Cloud Pledge Agreement, in each case, are hereby incorporated herein by reference, and shall apply to this Agreement, mutatis mutandis, as if fully set forth herein.

(iii)	Holdings hereby agrees that each of the covenants contained in Sections 4 (Covenants), 6 (Covenants Concerning Collateral, Etc.) and 7 (Insurance) of the Holding Security Agreement and clauses (i) and (j) of Article 5 of the Holdings Pledge Agreement, in each case, are hereby incorporated herein by reference, and shall apply to this Agreement, mutatis mutandis, as if fully set forth herein.

(f) Post-Closing Covenant~~. Within thirty (30) days of Closing (or such later date as the Investor may reasonably agree), Cloud shall have increased the total number of shares of common stock authorized to be issued by Cloud to an amount equal to or greater than one million (1,000,000) in the aggregate.~~

Section 4. Events of Default. The occurrence of any one or more of the following shall constitute an “Event of Default”:

(a)	(i) the Company fails to timely pay when due any principal of ~~the~~any Note, (ii) the Company fails to timely pay when due interest on ~~the~~any Note, and such failure continues for five (5) days or (iii) any Note Party fails to pay any other amount due under ~~the~~any Note or the other Note Documents, and such failure continues for ten (10) days;

(b)	any representation or warranty made by any Note Party in any Note Document shall be untrue in any material respect when made;

(c)	any Note Party shall fail to comply with any provision or covenant in any Note Document which does not otherwise constitute an Event of Default under another subsection of this Section 4 and such failure is not cured within thirty (30) days after the Company receives written notice from the ~~Holder~~Administrative Agent specifying the breach or default;

(d)	(i) any Note Party (as a debtor) commences any proceeding in bankruptcy or other relief under state or federal bankruptcy laws; or (ii) such proceedings are commenced against any Note Party (as a debtor) in a court of competent jurisdiction, or a receiver or trustee is appointed for any Note Party or a substantial part of its property, and such proceeding or appointment is not dismissed or discharged within sixty (60) days after its commencement;

(e)	an assignment for the benefit of creditors by any Note Party;

(f)	the failure by the Company to pay when due any indebtedness under any bonds, debentures, notes or other evidences of indebtedness for money borrowed in an aggregate principal amount in excess of $250,000 and such default shall continue unremedied following any applicable cure periods; or

(g)	the occurrence of a Material Adverse Change of (i) Holdings, individually, or

(ii) Cloud and the Company, taken together.

Section 5. Notices. Any notice, request or other communication required or permitted under the Note ~~Agreements~~Documents shall be in writing and (i) if given by mail, three (3) business days following such posting, if postage prepaid, and if sent via U.S. certified or registered mail, (ii) if given by overnight courier, one (1) Business Day after deposit thereof with a national overnight courier service, or (iii) if given by any other means, when received. Notices shall be sent to the respective addresses of the parties as set forth below:

if to the ~~Investor~~Administrative Agent:	with a copy to: Afi Ahmadi, Esq. Dinse P.C.
~~To the address specified for the Investor~~ GREENCLOUD PARTNERS, LLC
209 Battery Street
c/o Dinse P.C. 209 Battery Street P. O. Box 988 ~~on the signature page of this Agreement.~~Burlington, VT 05402-0988	P. O. Box 988 Burlington, VT 05402-0988

if to any Investor: To the address specified for such Investor on the signature page of this Agreement (or any joinder hereto, as applicable).

if to the Company: Soluna AL CloudCo, LLC 325 Washington Avenue Extension Albany, NY 12205	Robert Drobnak, Esq. Nixon Peabody LLP 70 West Madison Suite 5200 Chicago, IL 60602

if to Cloud: Soluna Cloud, Inc. 325 Washington Avenue Extension Albany, NY 12205	Robert Drobnak, Esq. Nixon Peabody LLP 70 West Madison Suite 5200 Chicago, IL 60602

if to Holdings: Soluna Holdings, Inc. 325 Washington Avenue Extension Albany, NY 12205	Robert Drobnak, Esq. Nixon Peabody LLP 70 West Madison Suite 5200 Chicago, IL 60602

Any party hereto may by notice so given change its address for future notices hereunder.

Section 6. Successors and Assigns; Assignment. The terms and conditions of this Agreement and the other Note Documents shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties. No Note Party may assign any of its rights or obligations hereunder or under any of the other Note Documents without the prior written consent of the ~~Investor.~~ Administrative Agent. No Investor may ~~not~~ assign any of its rights or obligations hereunder or under any of the other Note Documents without the prior written consent of each Note Party; provided, however, that the Investor may assign any of its rights or obligations under this Agreement and the other Note Documents to any single purpose fund, controlled investment vehicle or other special purpose vehicle that is wholly owned or controlled by ~~the~~such Investor (or, with respect to the Closing Date Investor only, David Altshuler) without the prior written consent of any Note Party.

Section 7. No Other Representations and Warranties. EXCEPT AS EXPRESSLY SET FORTH IN SECTION 2 OR IN ANY TRANSACTION DOCUMENT, NONE OF THE COMPANY, CLOUD, HOLDINGS NOR ANY OTHER PERSON MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AT LAW OR IN EQUITY, IN RESPECT OF THE NOTE PARTIES OR ANY OF THEIR RESPECTIVE ASSETS, LIABILITIES OR OPERATIONS, INCLUDING WITH RESPECT TO MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE, AND ANY SUCH OTHER REPRESENTATIONS OR WARRANTIES ARE HEREBY EXPRESSLY DISCLAIMED.

Section 8. Non-Reliance. ~~Neither~~None of the Administrative Agent, any Investor, nor any of ~~its~~their respective affiliates, equityholders, creditors, managers, officers, employees, counsel, agents, representatives, successors, or assigns, are entitled to rely on any statements, representations or warranties, oral or written, express or implied, at law or in equity, other than those expressly set forth in Sections 2(a), 2(b) and 2(c) of this Agreement or in any other Transaction Document.

Section 9. Governing Law; Jurisdiction and Venue; Waiver of Jury Trial; Arbitration.

(a) This Agreement shall be governed by the internal laws of the State of Delaware, without regard to conflict of law principles that would result in the application of any law other than the law of the State of Delaware. Subject to clause (c) of this Section 9, each of the parties hereto irrevocably submits to the non-exclusive jurisdiction of the state and federal courts located in the State of Delaware over any suit, action or proceeding arising out of or relating to this Agreement or ~~the~~any Note.

(b) EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG ANY OF THEM ARISING OUT OF, CONNECTED WITH, RELATING TO OR INCIDENTAL TO THE RELATIONSHIP BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS.

(c) Except for claims, disputes and controversies that are not subject to arbitration by applicable law, any and all claims, disputes and controversies between or among the parties hereto, whether in tort, contract or otherwise, arising out of or relating to this Agreement shall, upon demand by any party, be determined by binding arbitration in the State of Delaware (or such other location as the parties mutually agree). The arbitration shall be administered by JAMS pursuant to its Expedited Arbitration Procedures then in effect (or any other form of arbitration mutually acceptable to the parties so involved). Judgment on the award may be entered in any state or federal court having jurisdiction in the State of Delaware.

Section 10. Entire Agreement. This Agreement and each of the other Note Documents constitute the entire agreement of the respective parties with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous understandings, whether written or oral.

Section 11. Waiver; Amendment. ~~This Agreement may not be amended or modified, nor may any terms hereunder be waived, except by a written instrument signed by each of the parties hereto.~~Notwithstanding anything contained herein, any Note or in any other Transaction Document to the contrary, any amendment, waiver, supplement or modification of or to any provision of this Agreement, any Note or any other Note Document, and any consent to any departure by any party from the terms of any provision of this Agreement, any Note or any other Note Document shall be effective (i) only if it is made or given in writing and signed by the Note Parties and the Required Investors and (ii) only in the specific instance and for the specific purpose for which made or given; provided, that, no amendment, waiver, supplement or modification of this Agreement, any Note or any other Note Document or any consent to departure from a term or provision hereof or thereof may (A) without the prior written consent of each Investor directly affected thereby: (1) reduce the rate of or extend the time for payment of principal or interest on any Note; (2) reduce the principal amount of any Note; (3) make any Note payable in money other than that stated in such Note or (4) reduce the amount or extend the time of payment of fees or other compensation payable to the Investors hereunder, or (B) without the prior written consent of the Administrative Agent and each Investor holding a Note at the time outstanding: (1) amend any portion of this Section 11 or Section 13 hereof or change any other provision relating to the priority or sharing of payments among the Investors or (2) change any provision of this Section or the definition of “Required Investors,” or any other provision specifying the number or percentage of Investors required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder.

Section 12. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. One or more counterparts of this Agreement may be delivered by facsimile or by .pdf, .tif, .gif, .peg or similar attachment to electronic mail, and any such counterparts shall have the same effect as an original executed counterpart hereof, and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. The words “execution,” “signed,” “signature,” and words of like import in this Agreement and in any other Transaction Document (or in any amendment, waiver, consent, joinder or supplement hereto or any other document delivered hereunder or thereunder) shall be deemed to include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “.pdf”, “.tif” or “.jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, or the Uniform Electronic Transactions Act.

Section 13. Application of Proceeds and Payments. Notwithstanding anything contained herein, any Note or in any other Transaction Document to the contrary, all payments made by the Note Parties in respect of their respective obligations under the Note Documents (other than regularly scheduled payments of principal and interest made by the Company pursuant to Section 2 of each Note) and all net proceeds from the enforcement of the such obligations shall be applied (a) first, to that portion of such obligations constituting reasonable fees and expenses payable to the Administrative Agent pursuant to the Note Documents, (b) second, to the payment of that portion of such obligations constituting accrued and unpaid interest on the Notes, (c) third, to the payment of that portion of such obligations constituting unpaid principal of the Notes, and (d) last, the balance, if any, after all such obligations have been indefeasibly paid in full, to the applicable Note Party. All payments made by the Note Parties in respect of their respective obligations under the Note Documents (including, without limitation, payments of principal if prepaid or upon earlier acceleration) shall be paid proportionally among the Investors based upon the outstanding principal amounts of the Notes held by each Investor (other than regularly scheduled payments of principal and interest made by the Company pursuant to Section 2 of each Note and any payments made to the Administrative Agent on account of the items described in clause (a) above). No consideration (including any modification of any Transaction Document) shall be offered or paid to any Investor to amend or consent to a waiver or modification of any provision of the Transaction Documents unless the same consideration is also offered on a proportionate basis to the other Investors, based upon the then outstanding principal amounts of the Notes held by each Investor at such time.

Section 14. Agency Provisions.

(a) Appointment and Authorization of Administrative Agent. The Investors hereby irrevocably (subject to Section 14(b) below) appoint, designate and authorize the Administrative Agent to take such action on its behalf under the provisions of this Agreement and each other Note Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Note Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere herein or in any other Note Document, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Administrative Agent have or be deemed to have any fiduciary relationship with the Investors and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Note Document or otherwise exist against the Administrative Agent. Without limiting the generality of the foregoing sentence, the use of the term “Administrative Agent” herein and in the other Note Documents with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any requirements of applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

(b) Successor Administrative Agent. The Administrative Agent may resign as Administrative Agent upon forty-five (45) days’ notice to the Investors and the Note Parties. If the Administrative Agent resigns under this Agreement, the Required Investors shall appoint a successor administrative agent for the Investors, which such successor administrative agent shall be acceptable to the Note Parties in their reasonable discretion. Upon the acceptance of its appointment as successor administrative agent hereunder, such successor administrative agent shall succeed to all the rights, powers and duties of the retiring Administrative Agent and the term “Administrative Agent” shall mean such successor administrative agent and the retiring Administrative Agent’s appointment, powers and duties as Administrative Agent shall be terminated.

(c) Collateral Matters. The Investors hereby irrevocably authorize and direct the Administrative Agent to enter into the Collateral Documents and the Intercreditor Agreement for the benefit, and on behalf of, the Investors. The Investors hereby authorize the Administrative Agent to act as the agent of each Investor for purposes of acquiring, holding and enforcing any and all security interests granted pursuant to the Collateral Documents, together with such powers and discretion as are reasonably incidental thereto. The Investors by the acceptance thereof will be deemed to agree, that, except as otherwise set forth in Section 11, any action taken or directed by the Required Investors, in accordance with the provisions of this Agreement or the other Note Documents, and the exercise by the Required Investors of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Investors. The Investors hereby irrevocably authorize the Administrative Agent to release any security interest in or lien on any property granted to or held by the Administrative Agent under any Note Document (i) upon the payment in full of all Notes, (ii) that is sold or to be sold as part of or in connection with any sale permitted hereunder, (iii) if approved, authorized or ratified in writing by the Required Investors, or (iv) in connection with any foreclosure sale or other disposition of collateral after the occurrence and during the continuance of an Event of Default if approved, authorized or ratified in writing by the Required Investors. Each Investor hereby appoints each other Investor as agent for the purpose of perfecting liens in assets which, in accordance with Article 9 of the UCC (as defined in the Collateral Documents) can be perfected only by possession. Should any Investor (other than the Administrative Agent) obtain possession of any such collateral, such Investor shall notify the Administrative Agent thereof, and, promptly upon the Administrative Agent’s request therefor deliver such collateral to the Administrative Agent or in accordance with the Administrative Agent’s instructions.

(d) Equal Treatment. The Administrative Agent (including any permitted successor Administrative Agent) shall treat the Investors as a class and all payments, net proceeds of collateral or other amounts paid to, or otherwise received by, the Administrative Agent on account of the Note Parties’ respective obligations under the Note Documents shall be distributed by the Administrative Agent to the Investors in accordance with, and to the extent provided pursuant to, Section 13 hereof.

Section 15. Definitions. As used in this Agreement:

“Collateral Documents” means, collectively, the Holdings Pledge Agreement, the Cloud Pledge Agreement, the Holdings Security Agreement, the Cloud Security Agreement, the Company Security Agreement and the Collateral Assignment, in each case, as may be amended, restated, supplemented or otherwise modified from time to time.

“Closing Date Warrant” means the Warrant dated as of the Initial Closing Date issued by Cloud in favor of the Closing Date Investor, as may be amended, restated, supplemented or otherwise modified from time to time.

“Cloud Agreements” means, collectively, this Agreement, the Cloud Guaranty, the Cloud Pledge Agreement and the Cloud Security Agreement, in each case, as amended, restated, supplemented or otherwise modified from time to time.

“Cloud Guaranty” means the Guaranty dated as of the Initial Closing Date executed and delivered by Cloud in favor of the Administrative Agent (for the benefit of itself and the Investors), as amended pursuant to the First Amendment to Guaranty dated as of the First Amendment Date and as may be further amended, restated, supplemented or otherwise modified from time to time.

“Cloud Pledge Agreement” means the Membership Interest Pledge Agreement dated as of the Initial Closing Date executed and delivered by Cloud in favor of the Administrative Agent (for the benefit of itself and the Investors), as amended pursuant to the First Amendment to Membership Interest Pledge Agreement dated as of the First Amendment Date and as may be further amended, restated, supplemented or otherwise modified from time to time.

“Cloud Security Agreement” means the Security Agreement dated as of the Initial Closing Date executed and delivered by Cloud in favor of the Administrative Agent (for the benefit of itself and the Investors), as amended pursuant to the First Amendment to Security Agreement dated as of the First Amendment Date and as may be further amended, restated, supplemented or otherwise modified from time to time.

“Collateral Assignment” means the Collateral Assignment Agreement dated as of the Initial Closing Date executed and delivered by the Company in favor of the Administrative Agent (for the benefit of itself and the Investors), as amended pursuant to the First Amendment to Collateral Assignment Agreement dated as of the First Amendment Date and as may be further amended, restated, supplemented or otherwise modified from time to time.

“Company Agreements” means, collectively, this Agreement, each Note, the Collateral Assignment and the Company Security Agreement, in each case, as amended, restated, supplemented or otherwise modified from time to time.

“Company Security Agreement” means the Security Agreement dated as of the Initial Closing Date executed and delivered by the Company in favor of the Administrative Agent (for the benefit of itself and the Investors), as amended pursuant to the First Amendment to Security Agreement dated as of the First Amendment Date and as may be further amended, restated, supplemented or otherwise modified from time to time.

“Equity Documents” means, collectively the Shareholders’ Agreement, each Warrant and the Investor Rights Agreement, as may be amended, restated, supplemented or otherwise modified from time to time.

“First Amendment” means the First Amendment to Note Purchase Agreement dated as of the First Amendment Date by and among each Note Party, each Investor party thereto and the Administrative Agent.

“Holdings Agreements” means, collectively, this Agreement, the Holdings Guaranty, the Holdings Pledge Agreement and the Holdings Security Agreement, in each case, as amended, restated, supplemented or otherwise modified from time to time.

“Holdings Guaranty” means the Guaranty dated as of the Initial Closing Date executed and delivered by Holdings in favor of the Administrative Agent (for the benefit of itself and the Investors), as amended pursuant to the First Amendment to Guaranty dated as of the First Amendment Date and as may be further amended, restated, supplemented or otherwise modified from time to time.

“Holdings Pledge Agreement” means the Stock Pledge Agreement dated as of the Initial Closing Date executed and delivered by Holdings in favor of the Administrative Agent (for the benefit of itself and the Investors), as amended pursuant to the First Amendment to Stock Interest Pledge Agreement dated as of the First Amendment Date and as may be further amended, restated, supplemented or otherwise modified from time to time.

“Holdings Security Agreement” means the Security Agreement dated as of the Initial Closing Date executed and delivered by Holdings in favor of the Administrative Agent (for the benefit of itself and the Investors), as amended pursuant to the First Amendment to Security Agreement dated as of the First Amendment date and as may be further amended, restated, supplemented or otherwise modified from time to time.

“HPE Agreement” means the HPE Greenlake Custom Statement of Work, dated as of June 18, 2024, by and between the Company and Hewlett Packard Enterprise Company (“HPE”) (the “SOW”) and the Appendixes thereto (including without limitation the HPC & AI Could Services Agreement (the “MSA”), in each case, as may be amended, restated, supplemented or otherwise modified from time to time.

“Intercreditor Agreement” means the Intercreditor Agreement dated as of the Initial Closing Date by and among each Note Party, the Administrative Agent and the 2021 Secured Creditors (as defined therein), as may be amended, restated, supplemented or otherwise modified from time to time.

“Investor Rights Agreement” means the means the Investor Rights Letter dated as of the Initial Closing Date executed and delivered by Cloud in favor of the Closing Date Investor, as may be amended, restated, supplemented or otherwise modified from time to time.

“Note Documents” means, collectively, this Agreement, the Notes, the other Company Agreements, Cloud Agreements and Holdings Agreements and the Intercreditor Agreement, in each case, as may be amended, restated, supplemented or otherwise modified from time to time.

“Required Investors” means, as of any date of determination, the Investors holding at least fifty percent (50%) of the then outstanding principal balance of the Notes issued hereunder.

“Shareholders’ Agreement” means the Shareholders’ Agreement dated as of the Initial Closing Date by and among Cloud, Holdings and the Investors party thereto, as supplemented pursuant to the Joinder Agreement dated as of the First Amendment Date and as may be further amended, restated, supplemented or otherwise modified from time to time.

“Transaction Documents” means, collectively, the Note Documents and the Equity Documents, in each case, as may be amended, restated, supplemented or otherwise modified from time to time.

“Warrant” means, collectively or singly as the context may require, the Closing Date Warrant and each Warrant delivered to a First Amendment Date Investor pursuant to the First Amendment, in each case, as may be amended, restated, supplemented or otherwise modified from time to time.

[Signature Pages ~~to Follow.~~Left Intentionally Blank]

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